ASSET PURCHASE AND SALE, ROYALTY AND INDEMNITY AGREEMENT

Asset Purchase and Sale, Royalty and Indemnity Agreement dated for reference the
27th day of March, 2001 between Placer Dome (KS) Limited
and Seabridge Resources Inc.

TABLE OF CONTENTS

Page No.

1.

INTERPRETATION

1

1.1

Definitions

1

1.2

Interpretation

8

1.3

Schedules

9

2.

PURCHASE AND SALE OF PROPERTY

9

2.1

Purchase and Sale

9

3.

PURCHASE PRICE

10

3.1

Purchase Price

10

4.

NET SMELTER RETURNS ROYALTY

10

4.1

Payment of NSR Royalty

10

4.2

Maximum Payment

10

4.3

Purchase of NSR Royalty

10

5.

REPRESENTATIONS AND WARRANTIES OF VENDOR

10

5.1

Representations and Warranties

10

5.2

Environmental Matters

12

5.3

Survival of Representations and Warranties

12

6.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

13

6.1

Representations and Warranties

13

6.2

Survival of Representations and Warranties

15

7.

ADDITIONAL COVENANTS OF VENDOR

16

7.1

Covenants

16

8.

ADDITIONAL COVENANTS OF PURCHASER

16

8.1

Covenants

16

8.2

Payments under Dawson Agreement

17

9.

ENVIRONMENTAL MATTERS

17

9.1

Non-Reliance

17

9.2

Assumption

18

9.3

Release

18

9.4

Indemnity

19

9.5

Reclamation Security

19

10.

CONDITIONS PRECEDENT TO VENDOR'S OBLIGATION TO COMPLETE

20

10.1

Conditions Precedent

20

11.

CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATION TO COMPLETE

21

11.1

Conditions Precedent

21

12.

MUTUAL CONDITIONS PRECEDENT

22

12.1

Mutual Conditions Precedent

22

12.2

Non-Satisfaction

22

13.

CLOSING

23

13.1

Closing

23

13.2

Deliveries by Vendor at Closing

23

13.3

Deliveries by Purchaser at Closing

23

14.

CONFIDENTIALITY

24

14.1

Confidentiality

24

14.2

Media Releases

25

14.3

Confidentiality Agreement

25

15.

ASSIGNMENT OF INTEREST

25

15.1

Assignment Before Royalty Paid

25

15.2

Assignment After Payment Date

26

15.3

Permitted Assignment

26

16.

PROVINCIAL INDEMNITY AGREEMENT

26

16.1

Acknowledgment

26

16.2

Agreement

27

17.

MISCELLANEOUS

27

17.1

Recording Agreement

27

17.2

Relationship Between Parties

27

17.3

Other Business Opportunities

27

17.4

Notice

28

17.5

Time of the Essence

28

17.6

Further Documents

28.

17.7

Severability

29

17.8

Amendments

29

17.9

Survival

29

17.10

Jurisdiction

29

17.11

Entire Agreement

29

17.12

Enurement

29

SCHEDULES

Schedule "A"

Net Smelter Returns Royalty

Schedule "B"

The Property

Schedule "C"

Reclamation Permits

Schedule "D"

Seabridge Warrant Certificate

Schedule "E"

Underlying Agreements

ASSET PURCHASE AND SALE, ROYALTY AND INDEMNITY AGREEMENT THIS AGREEMENT is dated for reference the 27th day of March, 2001.

BETWEEN:

PLACER DOME (KS) LIMITED

(the "Vendor")

OF THE FIRST PART AND:

SEABRIDGE RESOURCES INC.

(the "Purchaser")

OF THE SECOND PART WHEREAS:

A.

The Vendor is the owner of the Property;

B.

The Vendor has agreed to sell and the Purchaser has agreed to purchase the Property on the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants, agreements, representations, warranties and deliveries hereinafter contained, the parties hereto covenant and agree as follows:

1.

INTERPRETATION

1.1

Definitions - In this Agreement, unless there is something in the subject matter or context inconsistent therewith or unless specifically otherwise provided, the following tern's shall have the following meanings:

(a)

"Affiliate" shall have the meaning ascribed to such teen' in the Canada Business Corporations Act (Canada) as amended to the date hereof;

b)

"Closing" means the completion of the sale and purchase of the Property hereunder by the conveyance and transfer thereof and the payment of the Purchase Price, all as provided herein;

(a)

"Closing Date" means June 30, 2001 or such other date as may be agreed in writing by the parties;

(b)

"Closing Time" means 9:00 a.m. on the Closing Date;

(c)

"Common Shares" means Common shares without par value in the capital of the Purchaser;

(d)

"Confidentiality Agreement" means the confidentiality agreement dated as of February 17, 2000 between Placer (CLA) and the Purchaser;

(e)

"Contaminants" means:

(i)

substances of any kind which may or could at present or in the future directly or indirectly impact upon the Environment or pose a hazard to the Environment;

(ii)

substances of any kind, the storage, manufacture, disposal, treatment, generation, use, transport, Remediation or release or introduction into the Environment of which is now or may hereafter be prohibited, controlled, regulated or licensed under any Environmental Laws; and

(iii)

any and all pollutants, contaminants, chemicals, deleterious substances, waste of any kind (including special waste), hazardous or toxic substances, hazardous materials or dangerous goods including petroleum or petroleum products, asbestos, acid generating materials, chlorinated solvents, dust, waste rock, tailing, polychlorinated biphenyls, underground or above-ground storage tanks and the contents thereof, urea formaldehyde foam insulation, explosives, flammable materials and radioactive materials;

whether in liquid, solid, gaseous or any other form (including dust or particulate form);

(f)

"Dawson Agreement" means the agreement dated December 31, 1990 among Newhawk, Granduc Mines Limited and Grace Dawson, a true copy of which is attached as part of Schedule "E" to this Agreement;

(g)

(i)

"Dawson Claims" means the Xray 2 and Xray 6 mineral claims more particularly described in Schedule "B" hereto;

(j)

 "Environment" means the environment in its broadest sense including the air, land, water and all other external conditions or influences under which humans, animals, fish and plants live or develop and shall be deemed to include matters directly or indirectly in relation to the Reclamation Permits, and "Environmental" means pertaining to the Environment;

(k)

"Environmental Claims" means:

(i)

any and all enforcement, clean-up, removal, Remediation, abatement, prevention or other governmental or regulatory actions, orders, directions, notifications, prosecutions or proceedings instituted, pending, completed, threatened or anticipated pursuant to any Environmental Laws against or in respect of any part of the Lands or any present or former owner or occupant of any part of the Lands;

(ii)

any and all claims made or threatened by any of the Purchaser Parties or any third party under Environmental Laws in respect of or related to any part of the Lands for damages, contribution, cost recovery, compensation, loss or injury directly or indirectly resulting from the presence, escape, leakage, spillage, discharge, emission, disposal or release of any Contaminants in, on, under or from any part of the Lands whether or not any violation of Environmental Laws is involved; and

(iii)

any and all Remediation or Reclamation obligations imposed pursuant to Environmental Laws in respect of any part of the Lands, including any and all obligations to provide security of whatever nature and kind and to prepare and implement closure plans of whatever nature and kind;

(l)

"Environmental Documents" means studies, reports, test results, monitoring programs, permits, clean-up orders or other documents or materials relating to Environmental matters pertaining to the Lands;

(m)

"Environmental Laws" means any and all present and future Laws, now or hereafter in force, with respect in any way to the Environment, Remediation, Reclamation, health, occupational health and safety, product liability, transportation of dangerous goods or Contaminants including all applicable guidelines, rules, criteria, policies and standards with respect to the foregoing as adopted by any governmental authority from time to time;

 (n)

"Environmental Liabilities" means any and all Liabilities whether existing or occurring before, on or after the Closing Time, with respect to the Environmental condition of the Lands or any Contaminants on, in, under or originating from any part of the Lands, including any and all Environmental Claims and further including, in relation to any of the foregoing:

(i)

legal fees and disbursements of legal counsel (on a solicitor and own client basis), consultants and experts;

(i)

costs of the Remediation of any Contaminants on, in, under or about or reclaiming any part of the Lands;

(ii)

costs of defending, appealing or counterclaiming, cross-claiming or claiming against third parties;

(iii)

costs of defending or appealing any administrative proceedings or any governmental or regulatory actions, orders, proceedings, orders or directions issued by any governmental authorities; and

(iv)

costs of providing security;

(o)

"FAA" means the Financial Administration Act (British Columbia) as amended to the date hereof;

(p)

"Feasibility Study" means a formal detailed study carried out to assess the viability of constructing a mine on the Property;

(q)

"Lands" means:

(i)

the Property;

(ii)

any mineral claims, placer claims, mining leases or placer leases or any other form of mineral tenure substituted for or derived from or in any way relating to the mineral claims and placer claims forming the Property ("Substitute Tenements"); and

(iii)

any lands, properties, water or water bodies which are subject to or which may be impacted by any activities carried out on the Property or on any Substitute Tenements;

(r)

"Laws" means any and all statutes, laws (including principles of common law and equity), regulations, bylaws, ordinances, codes, rules, restrictions, regulatory policies and other lawful requirements of any federal, provincial, state, municipal, regional or other governmental authority (whether foreign or domestic) including any and all requirements pursuant to any permits and approvals issued thereunder and any directives, orders, judgments, injunctions, decrees, awards or writs of any court, tribunal, arbitrator or governmental authority;

(a)

"Letter of Intent" means the letter of intent dated June 2, 2000 between the Purchaser and Placer (CLA);

(b)

"Liabilities" means any and all liabilities, actions, causes of action, suits, demands, allegations, debts, orders, penalties, fines, charges, judgments, obligations, damages, claims, losses, costs and. expenses (including legal fees and disbursements on a solicitor and own client basis), of every kind whatsoever, whether actual or potential, direct or indirect, known) or unknown, and whenever and however arising;

(c)

"Material Change" shall have the meaning ascribed to such tens in the Securities Act (British Columbia) as amp ended to the date hereof;

(d)

"MEM" means the British Columbia Ministry of Energy and Mines;

(e)

"NSR Royalty" means the net smelter returns royalty payable to the Vendor as provided in Part 4 hereof and Schedule "A" hereto;

(f)

"Newhawk" means Newhawk Gold Mines Limited;

(g)

"Newhawk Consent" Means the consent of Newhawk to the assignment by the Vendor to the Purchaser of all right, title and interest of the Vendor in and to the Dawson Agreement and the Dawson Claims;

(h)

"PDI" means Placer Done Inc.;

(i)

"Permitted Encumbrances" means:

(i)

all obligations of the members of the Vendor Group under the Underlying Agreements;

(ii)

all obligations of the Vendor and Placer (CLA) under the Reclamation Permits;

(iii)

all Environmental Liabilities of the members of the Vendor Group relating to the Lands;

(iv)

(i)

all public and statutory obligations which are not due or delinquent and any security given to, a governmental authority relating to the Property;

(ii)

all liens for taxes, assessments or governmental charges or levies payable with respect to the Property by any member of the Vendor Group not at the time due and delinquent or the validity of which is being contested at the time by the Vendor in good faith; and

(iii)

all claims by First Nations groups to aboriginal title or other aboriginal rights or interests relating to or affecting the Property;

(ab)

"Placer (CLA)" means Placer Dome (CLA) Limited;

(ac)

"Positive Feasibility Study" means a Feasibility Study prepared for any part of the Property which demonstrates a 10% internal rate of return from a mine on the Property after tax and financing costs;

(ad)

"Property" means the mineral claims and placer claims listed in Schedule "B" to this Agreement;

(ae)

"Property Records" mans all title documents, metallurgical testing and studies, prospecting and drilling records, asset maintenance records, feasibility studies, projections and all other documents, files, records and other data and information relating solely or primarily to the Property, including all such records stored on computer-based media, but excluding all Strategic Information;

(af)

"Provincial Indemnity Agreement" means the indemnity and release agreement referred to in Section 10.1(e) hereof from the Province of British Columbia and Seabridge in favour of the Vendor Parties;

(ag)

"Purchase Price" means the purchase price to be paid by the Purchaser to the Vendor for the Property as provided in Section 3.1;

(ah)

"Purchaser Parties" means the Purchaser and its Affiliates and their respective directors, officers, employees, shareholders, representatives and agents, and all successors, assigns, heirs and legal representatives of any of the aforementioned corporations and individuals;

(ai)

"Purchaser's Solicitors” means Arvay Finlay;

(aj)

"Reclamation" means reclamation in its broadest sense including the preparation and implementation of closure plans and includes all obligations in relation thereto whether ongoing, at closure or post-closure;

(ak)

"Reclamation Permits" means:

(i)

reclamation permit MX-1-276 issued in the name of the Vendor; and

(ii)

reclamation permit MX-1-397 issued in the name of Placer (CLA); true copies of which are attached as Schedule "C" to this Agreement;

(al)

"Reclamation Security" means the letters of credit issued by the Bank of Nova Scotia as security for the Reclamation obligations of the Vendor and Placer (CLA) pursuant to the Reclamation Permits;

(am)

"Remediation" means remediation in its broadest sense and includes any action to eliminate, limit, correct, counteract, mitigate or remove any Contaminants or the negative effects on the Environment (including human health) of any Contaminants and further includes investigations (including tests, sampling, surveys, data evaluation, risk assessment and environmental impact assessment, analysis and interpretation), reporting, development of remediation plans, excavation, containment, treatment, storage, disposal, monitoring, posting of security and management;

(an)

"Seabridge Shares" means the 500,000 Common Shares to be delivered to the Vendor at the Closing has provided in Section 3.1(a);

(ao)

"Seabridge Warrants" Means the 500,000 Common Share purchase warrants entitling the Vendor to purchase a total of 500,000 Common Shares exercisable at $2.00 per share for a period of two years from the date of issuance to be delivered to the Vendor at the Closing as provided in Section 3.1(b);

(ap)

"Seabridge Warrant Certificate" means a warrant certificate for the Seabridge Warrants in the form attached as Schedule "D" hereto;

(aq)

"Strategic Information" means documents, records, studies, files and reports (including information stored on electronic media) relating to strategic and long-range business planning of any of the Vendor Parties, whether or not related directly or solely to the Property;

(ar)

"Underlying Agreements" means the agreements attached as Schedule "E" to this Agreement;

(as)

"Vendor Group" means the Vendor, Placer (CLA) and PDI;

(at)

"Vendor Parties" means the Vendor, Placer (CLA), PDI, their Affiliates and their respective directors, officers, employees, shareholders, representatives and agents, and all successors, assigns, heirs and legal representatives of the aforementioned corporations and individuals;

(au)

"Vendor's Solicitors" means Edwards, Kenny & Bray; and

(av)

"WMA" means the Waste Management Act (British Columbia) as amended to the date hereof.

1.2

Interpretation - For the purposes of this Agreement (including Section 1.1), except as otherwise expressly provided:

(a)

Schedules and Ancillary Documents - "this Agreement" means this Agreement, including the Schedule hereto, and any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may from time to time be supplemented r amended and in effect;

(b)

Section - all references in this Agreement to a designated "Part", "Section", "paragraph" or other subdivision or to a Schedule are references to the designated Part, Section, paragraph or other subdivision of, or Schedule to, this Agreement;

(c}

Whole Agreement - the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Part, Section, paragraph or Other subdivision or Schedule unless the context or subject matter otherwise requires;

(d)

Headings - the insertion of headings is for convenience of reference only and is not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(e)

Number and Gender - the singular of any term includes the plural, and vice versa, and use of any term is generally applicable to either gender and where applicable, a body corporate, firm or other entity;

(f)

Currency - unless otherwise indicated, all references in this Agreement to dollars are to Canadian dollars;

(a)

Business Days - in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is a Saturday, Sunday or a general civic holiday in British Columbia, such action shall be required to be taken on the next succeeding day which is not a Saturday, Sunday or civic holiday in British Columbia;

(b)

Statutes - all references to statues include any regulations or rules made pursuant thereto;

(c)

Non-Limiting - the word "including" is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto and no covenant, agreement, acknowledgment or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement shall limit or otherwise restrict the meaning, generality or interpretation of any other covenant, agreement, acknowledgement or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement unless expressly stated;,

(d)

Best of Knowledge (Vendor) - the phrase "to the best knowledge of the Vendor" means to the best knowledge, information and belief of those officers and senior management employee presently employed by the Vendor in carrying out operations with respect to the Property, having made relevant inquiries; and

(e)

Best of Knowledge (Purchaser) - the phrase "to the best knowledge of the Purchaser" means to the best knowledge, information and belief of those officers and senior management employees presently employed by the Purchaser, having made relevant inquiries.

1.3

Schedules - The following schedules are incorporated into and form part of this Agreement:

Schedule "A" -

Net Smelter Returns Royalty

Schedule "B" -

The Property

Schedule "C" -

Reclamation Permits

Schedule "D" -

Seabridge Warrant Certificate

Schedule "E" -

Underlying Agreements

2.

PURCHASE AND SALE OF PROPERTY

 2.1

Purchase and Sale - In consideration of the Purchase Price and the other covenants of the Purchaser set forth in this Agreement, and subject to the conditions herein set forth, on the Closing Date the Vendor shall sell, assign and transfer to the Purchaser all right, title and interest of the Vendor in and to the Property and the Purchaser shall purchase from the Vendor all right, title and interest of the Vendor in and to the Property.

1.

PURCHASE PRICE

3.1

Purchase Price – The purchase price (the “Purchase Price”) payable by the Purchaser to the Vendor for the Property shall be:

(a)

500,000 Common Shares (the “Seabridge Shares”), to be issued and delivered by the Purchaser to the Vendor at the Closing; and

(b)

500,000 Common Share purchase warrants entitling the Vendor to purchase a total of 500,000 Common Shares exercisable at $2.00 per share for a period of two years from the date of issuance (the "Seabridge Warrants"), to be issued and delivered by the Purchaser to the Vendor at the Closing.

1.

NET SMELTER RETURNS ROYALTY

4.1

Payment of NSR Royalty - Subject to Sections 4.2 and 4.3 hereof, the Purchaser shall pay to the Vendor a 1% net smelter return royalty (the "NSR Royalty") from all ore mined from the Property, all as more particularly set forth in Schedule "A" hereto.

4.2

Maximum Payment - The maximum amount payable by the Purchaser to the Vendor under the NSR Royalty shall be $4,500,000 in the aggregate.

4.3

Purchase of NSR Royalty - If Positive Feasibility Study is prepared for any part of the Property, the Purchaser shall purchase the NSR Royalty from the Vendor for $4,500,000 payable 90 days following the date upon which the Positive Feasibility Study has been completed.

5.

REPRESENTATIONS AND WARRANTIES OF VENDOR

5.1

Representations and Warranties - As a material inducement to the Purchaser and with the knowledge and intention that the Purchaser will rely thereon in entering into this Agreement, the Vendor represents and warrants to the Purchaser, as representations and warranties that are true and correct as at the date hereof, that:

(a)

Status, Good Standing and Capacity - the Vendor:

(i)

is a corporation duly organized and validly subsisting under the Laws of Canada;

- ll -

(i)

is in good standing with the Director under the Canada Business Corporations Act with respect to the filing of annual returns, is extra-provincially registered in the Province of British Columbia and is in good standing with the office of the Registrar of Companies (B.C.) with respect to the filing of annual reports; and

(ii)

has the full corporate power, authority, right and capacity to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

(a)

Enforceability of Obligations, - the execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate actions on the part of the Vendor and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms, subject however to limitations with respect to enforcement imposed by Laws relating to bankruptcy, insolvency, reorganization or other Laws affecting creditors' rights generally and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought;

(b)

Absence of Conflicting Agreements - subject to obtaining the Newhawk Consent, the execution, delivery and performance of this Agreement by the Vendor and the consummation of the transactions contemplated hereby do not and will not result in or constitute any of the following: (i) a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of any of the terms, conditions for provisions of the articles or by-laws of the Vendor, or any lease, lien or permit, promissory note, security agreement, commitment, indenture, mortgage, hypothec, deed of trust or other agreement, instrument or arrangement to which the Vendor is a party or by which it or its property is bound; (ii) an event that would permit any part to terminate or rescind any agreement or accelerate the maturity of any indebtedness or any obligation of the Vendor related to the Property; (iii) the creation or imposition of any lien on the Property; or (iv) to the best knowledge of the Vendor, the violation of any Laws applicable to or affecting the Vendor and related to the Property;

(c)

Bankruptcy - the Vendor has not proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, or taken any proceeding to have a receiver appointed over its assets;

(d)

Title - The Vendor is the legal and beneficial owner of the Property;

(e)

(a)

Encumbrances - The Property is owned by the Vendor free and clear of all encumbrances other than Permitted Encumbrances;

(b)

Litigation - there is no action, suit, proceeding, claim or investigation in any court or before any arbitrator or before or by any governmental authority pending or, to the best knowledge of the Vendor, threatened and relating to the Property;

(c)

Claims - Schedule "B" sets forth a complete and accurate list of the mineral claims and placer claims forming the Property;

(d)

Location and Recording - to the best knowledge of the Vendor, the mineral claims and placer claims forming the Property have been duly and validly located and recorded in accordance with the Laws applicable at the time of location and recording, are valid an subsisting mineral and placer claims and are in good standing;

(e)

No Default under Underlying Agreements - to the best knowledge of the Vendor, neither the Vendor nor any of the other Vendor Parties is in material default of any term, condition, provision or obligation to be performed under the Underlying Agreements;

(k)

Free Miner Certificate - the Vendor holds a valid and subsisting Free Miner Certificate duly issued under the Mineral Tenure Act (British Columbia); and

(l)

Residency - the Vendors resident in Canada for the purposes of section 116 of the Income Tax Act (Canada).

 5.2

Environmental Matters - Neither the Vendor nor any of its Affiliates nor anyone on their behalf makes any representation or warranty to the Purchaser with respect to the Environmental condition of the Lands or any Environmental Liabilities. Notwithstanding anything else contained or implied therein, the representations and warranties of the Vendor as contained in Section 5.1 hereof shall be deemed not to directly or indirectly refer or relate to the Environmental condition of the Lands or any Environmental Liabilities.

 5.3

Survival of Representations and Warranties - The representations and warranties of the Vendor in Section 5.1 shall not merge and shall survive the Closing for a period of three years, at which time all such representations and warranties shall be deemed to be void and of no effect. No action, suit, proceeding or claim of any type may be brought by the Purchaser with respect to any such representations or warranties unless such action, suit, proceeding or claim has been commenced and notice thereof is given to the Vendor within three years after the Closing Date.

6.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

 6.1

Representations and Warranties - As a material inducement to the Vendor, and with the knowledge and intention that the Vendor will rely thereon in entering into to this Agreement, the Purchaser represents and warrants to the Vendor, as representations and warranties that are true and correct as at the date hereof, that:

(a)

Status, Good Standing and Capacity - the Purchaser:

(i)

is a company duly incorporated and validly subsisting under the Laws of British Columbia;

(i)

is in good standing with the office of the Registrar of Companies (B.C.) with respect to the filing of annual reports; and

(ii)

has the full corporate power, authority, right and capacity to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

(a)

Enforceability of Obligations - the execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate actions on the part of the Purchaser and this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject however to limitations with respect to enforcement imposed by Laws relating to bankruptcy, insolvency, reorganization or other Laws affecting creditors' rights generally and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought;

(b)

Absence of Conflicting Agreements - the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby do not and will not result in or constitute any of the following: (i) a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of any of the terms, conditions or provisions of the memorandum or articles of the Purchaser, or any lease, lien or permit, promissory note, security agreement, commitment, indenture, mortgage, hypothec, deed of trust or other agreement, instrument or arrangement to which the Purchaser is a party or by which it or its property is bound; (ii) an event that would permit any party to terminate or rescind an agreement or accelerate the maturity of any indebtedness or any obligation of the Purchaser; (iii) the creation or imposition of any lien on any of the properties of the Purchaser; or (iv) to the best knowledge of the Purchaser, the violation of any Laws applicable to or affecting the Purchaser;

(a)

Bankruptcy - the Purchaser has not proposed a compromise or arrangement to its creditors generally, had, any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, or taken any proceeding to have a receiver appointed over its assets;

(b)

Free Miner's Certificate - the Purchaser is the holder of a valid and subsisting Free Miner Certificate duly issued under the Mineral Tenure Act (British Columbia);

(c)

Authorized and Issued Capital - the authorized capital of the Purchaser consists of 100,000,000 Common Shares without par value, of which 12,002,366 Common Shares were issued and outstanding at February 28, 2001 as fully paid and non-assessable shares;

(d)

Share Commitments as at February 28, 2001 the Purchaser did not have any outstanding agreements, subscriptions, warrants, options or commitments (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option or commitment) obligating the Purchaser to issue additional Common Shares or other securities, except as follows:

(i)

500,000 Common Shares issuable in connection with the Hog Ranch acquisition upon certain conditions;

(i)

1,000,000 Common Shares issuable in connection with the Grassy Mountain acquisition upon certain conditions;

(ii)

warrants to purchase 1,333,333 Common Shares at $0.90 per share though June, 2001 and at $1.25 per share through September, 2002;

(iii)

warrants to purchase 666,667 Common Shares at $1.25 per share through December, 2092; and

(iv)

stock options to acquire an aggregate of 1,083,000 Common Shares.

(h)

Audited Financial Statements - the audited financial statements of the Purchaser as at December 31, 1999 and August 31, 1999 (the "Financial Statements") and other financial information ;of the Purchaser present fairly the financial condition of the Purchaser and the results of operations for the respective periods indicated in the said statements and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated in the notes to such statements;

(i)

Guarantees - the Purchaser has no guarantees or contingent liabilities of any kind whatsoever not disclosed in the Financial Statements;

(j)

Material Adverse Change - there has been no Material Change adverse to the Purchaser in the business, operations, assets or ownership, financial or otherwise, of the Purchaser since December 31, 1999 except as disclosed in its public disclosure documents or as disclosed specifically in writing to the Vendor;

(a)

Legal Proceedings - except as disclosed in the Purchaser's public disclosure documents or as disclosed specifically in writing to the Vendor, there are no Liabilities instituted, pending, or to the best knowledge of the Purchaser, threatened against or affecting the Purchaser at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign;

(b)

Disclosure - the public disclosure documents of the Purchaser contain full, true and plain disclosure of all material information relating to the Purchaser and its business, operations, assets and ownership;

(c)

Seabridge Shares - the Seabridge Shares will upon issuance and delivery be duly and validly authorized, allotted and issued to the Vendor in compliance with all applicable corporate and securities Laws and will be fully paid and non-assessable;

(d)

Hold Period  Seabridge is a "qualifying issuer" as that term is defined in the B.C. Securities Commission B.C. Instrument 45-506 ("BCI 45-506") and has filed a current AIF as defined in B.C. Local Policy Statement 3-27, and the Seabridge Shares upon issuance and delivery to the Vendor will be subject to a hold period expiring four months from the date of delivery; and

(o)

Seabridge Warrants - the Seabridge Warrants to be issued and delivered to the Vendor at the closing will upon issuance and delivery be duly and validly authorized, allotted and issued to the Vendor in compliance with all applicable corporate and securities Laws and will entitle the Vendor to purchase the Common Shares subject thereto on the terms set out in the Seabridge Warrant Certificate.

6.2

Survival of Representations and Warranties - The representations and warranties of the Purchaser in Section 6.1 shall not merge and shall survive the Closing for a period of three years, at which time all such representations and warranties shall be deemed to be void and of no effect. No action, suit, proceeding or claim of any type in respect thereof may be brought by the Vendor with respect to any such representations or warranties unless such action, suit, proceeding or claim. has been commenced and notice thereof is given to the Purchaser within three years after the Closing Date.

7.

ADDITIONAL COVENANTS OF VENDOR

7.1

Covenants - The Vendor covenants and agrees with the Purchaser that:

(a)

Performance of Obligations - except with the prior written consent of the Purchaser, the Vendor shall not do not fail to do and shall not permit any members of the Vendor Group to do or fail to do anything that will result in any of the representations or warranties set forth in Section 5.1 not being true and correct in all material respects on the Closing Date;

(b)

Indemnity - the Vendor Shall indemnify and save harmless the Purchaser Parties from and against any and all Liabilities which at any time or from time to time may be paid, incurred or suffered by or asserted against any of the Purchaser Parties in connection with, as a result of or arising out of:

(i)

any misrepresentation or untrue warranty on the part of the Vendor, subject to Sections 5.2 and 5.3; or

(ii)

any breach, default or non-performance of any agreement or covenant to be performed by the Vendor under this Agreement;

(c)

Care of Property - the vendor shall take reasonable care to protect and safeguard the Property until the Closing Date;

(a)

Consents Relating to Transfer of Property - the Vendor shall use, at its own expense, all reasonable efforts to obtain the Newhawk Consent; and

(b)

Property Records - as soon as reasonably practicable after the Closing, the Vendor shall deliver all Property Records to the Purchaser at such place as may be agreed, provided that the Vendor shall be entitled to retain copies of all such Property Records.

8.

ADDITIONAL COVENANTS OF PURCHASER

8.1

Covenants - The Purchaser covenants and agrees with the Vendor that:

(a)

Performance of Obligations - except with the prior written consent of the Vendor, the Purchaser shall not do or fail to do anything that would result in any of the representations and warranties set forth in Section 6.1 not being true and correct in all material respects on the Closing Date;

(a)

Indemnity - the Purchaser shall indemnify and save harmless the Vendor Parties from and against any and all Liabilities, which at any time or from time to time may be paid, incurred or suffered by or asserted against any of the Vendor Parties in connection with, as a result of or arising out of:

(i)

any misrepresentation or untrue warranty on the part of the Purchaser, subject to Section 6.2; or

(ii)

any breach, default or non-performance of any agreement or covenant to be performed by the Purchaser under this Agreement;

(b)

Assumption of Underling Agreements - from and after the Closing Time, the Purchaser shall assume perform and discharge all obligations of the Vendor Group under the Underlying Agreements as they become due or liable to be performed or discharged, including all obligations of the members of the Vendor Group to pay royalty payments pursuant to the Dawson Agreement; and

(c)

Holding Costs - from and after the Closing Time, the Purchaser shall assume all holding costs and all permitting and bonding requirements relating to the Property.

 8.2

Payments under Dawson Agreement - The Purchaser acknowledges that Grace Dawson is not resident in Canada for purposes of the Income Tax Act (Canada) and agrees that all royalty payments made pursuant to the Dawson Agreement will be made in accordance with all withholding and other applicable requirements under the Income Tax Act (Canada).

9.

ENVIRONMENTAL MATTERS

9.1

Non-Reliance - The Purchaser acknowledges and agrees that:

(a)

the Purchaser is purchasing the Property on an "as is, where is" basis with respect to Environmental matters and that neither the Vendor nor anyone on its behalf has made any representations or warranties to the Purchaser with respect to the Environmental condition of the Lands or any Environmental Liabilities;

(b)

any Environmental Documents provided or made available to the Purchaser by the Vendor are for the information of the Purchaser only, that neither the Purchaser nor any Affiliate thereof is relying upon any of the Environmental Documents and that neither the Vendor nor anyone on its behalf makes any representation or warranty to

(c)

the Purchaser as to the accuracy or completeness of any information contained in the Environmental Documents or the conclusions drawn therein; and

(c)

it is the Purchaser's sole responsibility to satisfy itself with respect to the Environmental condition of the Lands (including the accuracy and completeness of any Environmental Documents) and to perform such investigations as it considers appropriate to satisfy itself in relation thereto.

 9.2

Assumption - The Purchaser hereby assumes, effective at the Closing Time and at its sole expense, all risk and responsibility directly or indirectly related to the Lands and the operations carried out thereon and all Environmental Liabilities directly or indirectly in relation thereto as if the Purchaser had owned and operated the Property from its inception, including all risk and responsibility for the presence of any Contaminants in, on or under or which may have originated from any part of the Lands, and acknowledges and agrees, without limiting the generality of the foregoing, that:

(a)

the Purchaser shall be solely responsible for and shall perform any Remediation or Reclamation that may be required or desired on or after the Closing Date in relation to any part of the Lands and to post any security therefor which may be required by any government authority;

(b)

 the Purchaser shall be solely responsible for and shall fulfil the terms and conditions of all Environmental permits relating to the Lands (including the terms and conditions of present and future closure plans under the Reclamation Permits); and

(c)

on the Closing, the Purchaser will acquire ownership of all Contaminants which the Vendor currently owns or as to which any member of the Vendor Group currently has any responsibility and which are situated in, on or under or which originated from the Lands.

 9.3

Release - The Purchaser hereby releases the Vendor Parties from and against any Environmental Liabilities including any present or future claims pursuant to Part 4 of the WMA (including Section 27 the thereof) which the Purchaser can, shall or may have at any time against any of the Vendor Parties and the Purchaser agrees not to make or to directly or indirectly cause, facilitate or promote any Environmental Claim to be made or threatened against any Vendor Party (whether by any Purchaser Party, any government authority or any third party) or to allege or claim that any Vendor Party is responsible directly or indirectly, in whole or in part, for any Remediation of any part of the Lands, any activity related to such Remediation, or the presence of any Contaminants which are in, on or under or which may have originated from any part of the Lands, or any Reclamation of any part of the Lands.

 9.4

Indemnity - The Purchaser shall indemnify and save harmless the Vendor Parties from and against any and all Environmental Liabilities which may be paid, incurred, suffered by, or asserted against any of the Vendor Parties whether or not an Environmental Claim has been made, including any Environmental Liabilities with respect to or in connection with:

(a)

the presence, removal, treatment, storage and disposal of any Contaminants on, in, under or originating from any part of the Lands;

(b)

the Remediation and Reclamation of any part of the Lands;

(c}

any failure by the Purchaser to comply with any permits relating to the Lands, including the Reclamation Permits; or

(d)

any breach, default or non-performance by the Purchaser of any of its obligations under this Section 9.

9.5

Reclamation Security - The Purchaser covenants and agrees:

(a)

forthwith after the Closing, and on the Closing Date, provide to the MEM by facsimile transmission a letter which:

(i)

advises that the Purchaser has acquired the Property;

(ii)

confirms that the reclamation security provided by the Purchaser to the MEM has become effective and may be retained by the MEM; and

(iii)

requests that the MEM forthwith authorize the release of the Reclamation Security to the Vendor and that the Reclamation Permits (and closure plan related thereto) be amended as of the Closing Date to remove the Vendor and Placer CLA as the holders thereof;

and forthwith provide a copy thereof to the Vendor; and

(b)

to use its best efforts to cause the Reclamation Security to be returned to the Vendor in full within three days after the Closing Date.

9.6

Site Profile - The Purchaser hereby waives its right to receive a site profile pursuant to Part 4 of the WMA with respect to any of the transactions contemplated by this Agreement.

10.

CONDITIONS PRECEDENT TO VENDORS OBLIGATION TO COMPLETE

10.1

Conditions Precedent - Notwithstanding anything therein contained, the obligation of the Vendor to complete the sale of the Property and the transactions contemplated by this Agreement is conditional upon the fulfilment of the following conditions precedent:

(a)

Representations and Warranties - the representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

(i)

to the extent that any of such representations and warranties have been waived in writing by the Vendor; and

(ii)

insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

(b)

Covenants - the covenants and agreements of the Purchaser to be performed or complied with on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed or complied with, except to the extent that such performance or compliance has been waived by the Vendor or the Purchaser is prevented by a default by the Vendor in the performance of its obligations hereunder;

(c}

Newhawk Consent - the Vendor shall have received the Newhawk Consent in form and substance satisfactory to the Vendor;

(a)

No Material Change - from the date hereof until the Closing Date, no Material Change adverse to the Purchaser shall have occurred; and

(b)

Protection against Environmental Liabilities - on or before the Closing Date the Province of British Columbia and Seabridge shall have entered into an indemnity and release agreement under the FAA in favour of the Vendor Parties in form and substance satisfactory to the Vendor, in its sole discretion, with respect to all Environmental Liabilities which may be paid, incurred, suffered by or asserted against any of the Vendor Parties (the "Provincial Indemnity Agreement"); and

(c)

Release of Security - on or before the Closing Date the Vendor shall have received written assurances from the MEM in form and substance satisfactory to the Vendor that once the Closing has occurred and notice thereof given to the MEM, the reclamation security to be provided by the Purchaser to the MEM will have become effective, the Reclamation Permits (and enclosure plan related thereto) will be amended as of the Closing Date to remove the Vendor and Placer CLA as the holders

(d)

thereof and to substitute Seabridge in their place, and the Reclamation Security will be released to the Vendor and Placer (CLA).

10.2

Non-Satisfaction - The conditions precedent contained in Section 10.1 are for the exclusive benefit of the Vendor. If any of such conditions precedent are not so fulfilled at the Closing Time, the Vendor may, by written notice and without prejudice to any other rights or remedies at law or in equity including its right to claim against the Purchaser any damages from or relating to the non-fulfilment of such condition precedent if the failure to fulfil such condition precedent was the result of a breach or default by the Purchaser of any of its agreements or covenants herein or the result of any untrue or incorrect representation or warranty of the Purchaser:

(a)

waive such condition precedent in whole or in part and elect to complete the transactions contemplated by this Agreement; or

(b)

rescind this Agreement by notice in writing to the Purchaser, in which case the Vendor shall, except a may otherwise be specifically provided herein, be released from all representations, warranties, covenants and agreements hereunder.

11.

CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO COMPLETE

11.1

Conditions Precedent - Notwithstanding anything herein contained, the obligation of the Purchaser to compete the purchase of the Property and the transactions contemplated by this Agreement are conditional upon the fulfilment of the following conditions precedent:

(a) Representations and Warranties - the representations and warranties of the Vendor contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

(i)

to the extent that any of such representations and warranties have been waived in writing by the Purchaser; and

(ii)

insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period; and

(b)

Covenants - the covenants and agreements of the Vendor to be performed or complied with on or before the Closing Date pursuant to the tee ins of this Agreement shall have been duly Performed or complied with, except to the extent that such performance or compliance has been waived by the Purchaser or the Vendor is prevented by a default by the Purchaser in the performance of its obligations hereunder.

11.2

Non-Satisfaction - The conditions precedent contained in Section 11.1 are for the exclusive benefit of the Purchaser. If any of such conditions precedent are not so fulfilled at the Closing Time, the Purchaser many, by written notice and without prejudice to any other rights or remedies at law or in equity including its right to claim against the Vendor any damages from or relating to the non-fulfilment of such condition precedent if the failure to fulfil such condition precedent was the result of a breach or default by the Vendor of any of its agreements or covenants herein or the result of any untrue or incorrect representation or warranty of the Vendor:

(a)

waive such condition precedent in whole or in part and elect to complete the transactions contemplated by this Agreement; or

(b)

rescind this Agreement by notice in writing to the Vendor, in which case the Purchaser shall, except as may otherwise be expressly provided herein, be released from all obligations hereunder.

12.

MUTUAL CONDITIONS PRECEDENT

12.1

Mutual Conditions Precedent Notwithstanding anything herein contained, the obligation of each party to complete the sale of the Property and the transactions contemplated by this Agreement is conditional upon fulfilment of the following conditions precedent:

(a)

CDNX Approval - on or before the Closing Date, the Canadian Venture Exchange shall have given final notice of acceptance of the transactions contemplated by this Agreement; and

(b)

No Legal Proceedings on the Closing Date, no injunction or restraining order of a court or administrative tribunal of competent jurisdiction shall be in effect which prohibits the transactions contemplated hereunder and no action or proceeding shall have been instituted a d remain pending before any such court or administrative tribunal which prohibits the transactions contemplated hereby.

12.2

Non-Satisfaction - The conditions precedent contained in Section 12.1 are for the benefit of both the Vendor and the Purchaser. If any of such conditions precedent are not so fulfilled at the Closing Time, either party may, by written notice and without prejudice to any other rights or remedies at law or inequity including its right to claim against the other party any damages from or relating to the non-fulfilment of such condition precedent if the failure to fulfill such condition precedent was the result of a breach or a default by the other party of any of its agreements or covenants herein or the result of any untrue or incorrect representation or warranty of the other party:

(a)

waive such condition precedent in whole or in part and elect to complete the transactions contemplated by this Agreement; or

(b)

rescind this Agreement by notice in writing to the other party, in which case the rescinding party shall, except as may otherwise be specifically provided herein, be released from all representations, warranties, covenants and agreements hereunder.

13.

CLOSING

13.1

Closing - Subject to the terms and conditions hereof, the Closing shall be completed on the Closing Date at the Closing Time at the offices of the Vendor's Solicitors in Vancouver, British Columbia.

13.2

Deliveries by Vendor at Closing - At the Closing Time, the Vendor shall deliver or cause to be delivered to the Purchaser:

(a)

such deeds of conveyance, bills of sale, transfers and assignments as may be required by the Purchaser's Solicitors, acting reasonably, appropriate to vest good and marketable title to the Property in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is required;

(b)

certified copies of such resolutions of the directors and sole shareholder of the Vendor as are required to be passed to authorize the execution, delivery and implementation of this Agreement and all other documents to be delivered by the Vendor pursuant hereto;

(c)

a certificate of the Secretary of the Vendor dated the Closing Date stating that, except as may be set out therein, the representations and warranties of the Vendor contained in this Agreement are tale and correct and that the covenants and agreements of the Vendor to be performed or complied with at or before the Closing Time pursuant to this Agreement have been duly performed or complied with; and

(d)

such receipts and acknowledgments as may be required by the Purchaser's Solicitors, acting reasonably.

13.3

Deliveries by Purchaser at Closing - At the Closing Time, the Purchaser shall deliver or cause to be delivered to the Vendor:

(a)

a share certificate for the Seabridge Shares, duly issued and registered in the name of the Vendor;

(b)

the Seabridge Warrant Certificate, duly issued and registered in the name of the Vendor;

(a)

a certified copy of the Seabridge certificate required to be signed under section 3(b) of BCI 45-506;

(b)

a deed of assumption in favour of Newhawk in form satisfactory to the Vendor's Solicitors, acting reasonably, under which Seabridge assumes the obligations of the Vendor under the Underlying Agreements;

(c)

certified copies of such resolutions of the directors of the Purchaser as are required to be passed to authorize the execution, delivery and implementation of this Agreement and all other documents to be delivered by the Vendor pursuant hereto;

(d)

a certificate of the Secretary of the Purchaser dated the Closing Date stating that, except as may be set out therein, the representations and warranties of the Purchaser contained in this Agreement are true and correct and that the covenants and agreements of the Purchaser to be performed or complied with at or before the Closing Time pursuant to this Agreement have been duly performed or complied with; and

(g)

such receipts and acknowledgments as may be required by the Vendor's Solicitors, acting reasonably.

14.

CONFIDENTIALITY

14.1

Confidentiality - All information concerning this Agreement, the transactions contemplated hereby and any matters arising from or in connection with this Agreement (including information concerning any party hereto) shall be treated as confidential by the parties hereto and shall not be disclosed by any party hereto to any other person, firm or corporation without the prior written consent of the Vendor, in the case of disclosure by the Purchaser, or of the Purchaser, in the case of disclosure by the Vendor, except to the extent that:

(a)

such disclosure may be necessary for the observance of any applicable Laws or stock exchange requirements;

(b)

such disclosure is reasonably necessary for the fulfilment or performance of the obligations of any such party under this Agreement or the implementation of the transactions contemplated hereby, including obtaining the Provincial Indemnity Agreement and the Newhawk Consent;

(c)

(a)

such information is reasonably required to be disclosed to the directors, officers, employees, agents, advisors, Affiliates or representatives (collectively "Representatives") of a party hereto;

(b)

such information is now or subsequently becomes lawfully part of the public domain other than as a result of disclosure by a party hereto or its Representatives;

(c)

such information was in the lawful possession of such party prior to disclosure of such information by the Vendor (in the case of information possessed by the Purchaser) or disclosure by the Purchaser (in the case of information possessed by the Vendor); or

(d)

such disclosure is necessary to enforce the rights of that party pursuant to this Agreement.

Each party shall ensure that any information which is disclosed to or obtained by its Representatives pursuant to Section 14.1(c) shall be kept confidential by such Representatives.

14.2

Media Releases - Notwithstanding anything else contained in this Part 14, no party shall issue any news release concerning this Agreement or the transactions contemplated herein unless, in the case of a proposed news release by the Purchaser, a copy of the proposed news release is given to the Vendor and the Vendor has consented thereto or, in the case of a proposed news release by the Vendor, a copy of the proposed news release is given to the Purchaser and the Purchaser has consented thereto. The Purchaser and Vendor shall not be entitled to unreasonably withhold any such consent or, in view of any timely disclosure obligations which may be applicable, unreasonably delay the provision of such consent. The Vendor and Purchaser shall each use their best efforts to respond to any such request by the other party within three days.

14.3

Confidentiality Agreement - The Confidentiality Agreement shall continue in full force and effect until the Closing, at which time such agreement shall cease to have any further force or effect.

15.

ASSIGNMENT OF INTEREST

15.1

Assignment Before Royalty Paid - Until such time as the Vendor has received payments of the NSR Royalty aggregating $4,500,000 or the NSR Royalty has been purchased by the Purchaser under section 4.3 (the "Payment Date"), the Purchaser shall not sell, transfer, assign, convey, mortgage, encumber or otherwise dispose of any or all of the Property or any interest of the Purchaser therein except with the prior written consent of the Vendor, such consent not to be unreasonably withheld, and subject to Section 15.3 hereof.

15.2

Assignment After Payment Date - The Purchaser may, at any time after the Payment Date, sell, transfer, assign, convey, mortgage, encumber or otherwise dispose of any or all of the Property or any interest of the Purchaser therein, subject to Section 15.3 hereof.

15.3

Permitted Assignment - Any sale, transfer, assignment, conveyance, mortgage, encumbrance or other disposition of any or all of the Property or any interest of the Purchaser therein under Section 15.1 or Section 15.2 shall be subject to the following conditions:

(a)

any purchaser or transferee of the Property or interest therein must agree in writing in favour of the Vendor to be bound by and subject to the terms of this Agreement;

(b)

any mortgagee or other encumbrancer of the Property or interest therein must agree in writing in favour of the Vendor to be bound by and subject to the terms of this Agreement if it takes possession of or forecloses on all or any part of the Property or interest therein, and must undertake to obtain an agreement in writing in favour of the Vendor from any subsequent purchaser or transferee that such subsequent purchaser or transferee will be bound by the teems of this Agreement; and

(c)

any mortgage or encumbrance relating to the Property or any interest of the Purchaser therein shall be subordinate to this Agreement.

16.

PROVINCIAL INDEMNITY AGREEMENT

16.1

Acknowledgment - The Purchaser acknowledges that:

(a)

the Vendor has asked the Province of British Columbia (the "Province") to enter into the Provincial Indemnity Agreement in favour of the Vendor Parties;

(b)

the Province has requested that the Purchaser be a party to the Provincial Indemnity Agreement, that the Purchaser grant a release and discharge thereunder in favour of the Vendor Parties and that the Purchaser covenant not to dispose of the Property unless as a condition thereof the transferee has first executed and delivered to the Province and the Vendor Group the release and discharge referred to therein, together with an undertaking to require all subsequent transferees thereof to comply with the same condition and to execute and deliver the same release, discharge and undertaking; and

(c)

the provisions of the Provincial Indemnity Agreement referred to in Section 16.1(b) above may to some extent be inconsistent with the provisions of Sections 9.3, 15.3 and other sections of this Agreement.

(d)

16.2

Agreement - The Purchaser agrees that:

(a)

the provisions contained in the Provincial Indemnity Agreement relating to the Purchaser's release shall be deemed supplemental to the provisions contained in this Agreement, with the intention that the release of the Vendor Parties by the Purchaser shall have the broadest possible application; and

(b)

the provisions contained in the Provincial Indemnity Agreement relating to the disposition of the Property shall be deemed supplemental to the provisions contained in this Agreement relating to the disposition of the Property, and the Purchaser shall comply with the said provisions of both such agreements. For greater certainty, it shall be a condition of any disposition subject to the provisions of the Provincial Indemnity Agreement that the transferee execute and deliver to the Province and the members of the Vendor Group the documents required under the Provincial Indemnity Agreement and that the transferee execute and deliver to the Vendor the documents required under this Agreement.

17.

MISCELLANEOUS

17.1

Recording Agreement - This Agreement shall be recorded and registered in all such offices of public record in the Province of British Columbia as may in the opinion of the Vendor's Solicitors be necessary or appropriate to protect the Vendor's interests hereunder. All costs of recording and registering this Agreement shall be borne by the Vendor.

17.2

Relationship Between Parties - Nothing contained in this Agreement shall be deemed to constitute either party the partner of the other, nor except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship or relationship of confidence and trust between them. It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. No party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other, except as otherwise expressly provided herein.

17.3

Other Business Opportunities - Except as expressly provided in this Agreement, each party shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with operations on the Property, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture or operation of either party and neither party shall have any obligation to the other with respect to any opportunity to acquire any property outside the exterior boundaries of the Property.

17.4

Notice - Any notice or other communication required or permitted to be given hereunder by any party hereto to another party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail or telefaxed to, or delivered at, the address of such other party at the address set out below or at such substitute address as the other party may from time to time direct in writing, and any such notice or other communication shall be deemed to have been received, if delivered, on the first business day following the date of delivery, if telefaxed during normal business hours, on the date of telefaxing, if telefaxed outside normal business hours, on the next business day after the date of telefaxing, and if mailed, on the tenth business day after the date of mailing, provided that if at the time of such telefaxing or mailing there is in effect any industrial dispute, natural disaster or other event which may delay the receipt of such notice or other communication, the same shall only be effective if actually delivered:

To the Vendor:

Placer Dome (KS) Limited Box 49330, Bentall Station 1600 - 1055 Dunsmuir Street Vancouver, B.C.

V7X 1L3

Attention: General Counsel Fax: 604-661-7261

To the Purchaser:

Seabridge Resources Inc.

172 King Street East – 3rd Floor Toronto, Ontario

M5A 1J3

Attention: The President

Fax: 416-367-2711

17.5

Time of the Essence - Time is of the essence of this Agreement.

17.6

Further Documents - Each party to this Agreement shall at the request of the other party execute and deliver any further deeds, bills of sale, assignments, endorsements, evidences of transfer and other documents and instruments and do all acts and things as the other party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement and to carry out the transactions contemplated in this Agreement.

17.7

Severability - If any one or more of the provisions contained in this Agreement or any document or instrument delivered pursuant hereto should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

17.8

Amendments - All amendments to this Agreement shall be in writing duly executed by each of the parties to this Agreement in the same manner and with the same formality as this Agreement is executed.

17.9

Survival - Except to the extent otherwise stated herein, the respective representations, warranties, covenants and agreements of the parties herein shall not merge and shall survive the Closing indefinitely.

17.10

Jurisdiction - This Agreement shall be governed by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and the parties hereby attorn to the non-exclusive jurisdiction of the Courts of the Province of British Columbia.

17.11

Entire Agreement - This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all prior communications, representations, negotiations, proposals and agreements, whether oral or written, with respect to the transactions contemplated in this Agreement, including the Letter of Intent.

17.12

Enurement - This Agreement shall enure to the benefit of and be binding upon each of the parties to this Agreement and their respective permitted successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

The Corporate Seal of PLACER DOME (KS)

)

LIMITED was hereunto affixed in the presence

)

of:

)

)

/s/________________

)

C/S

Authorized Signatory

)

)

/s/________________

)

Authorized Signatory

)

)

The Corporate Seal of SEABRIDGE

)

RESOURCES INC. was hereunto affixed in the

)

presence of:

)

Schedule "A"
NET SMELTER RETURNS ROYALTY

 1. Definitions - For the purpose of this Schedule, "Agreement" shall mean the Asset Purchase and Sale, Royalty and Indemnity Agreement to which this Schedule is attached, "Owner" shall mean the party or parties paying a percentage of Net Smelter Returns pursuant to the Agreement, "Holder" shall mean the party or parties receiving a percentage of Net Smelter Returns pursuant to the Agreement and other capitalized terms shall have the meanings assigned to them in the Agreement.

 2. Net Smelter Returns - For the purposes hereof, the term "Net Smelter Returns" shall, subject to paragraphs 3, 4, 5, and 6 below, mean gross revenues received from the sale by the Owner of all ore mined from the Property and from the sale by the Owner of concentrate, doré, metal and products derived from ore mined from the Property, after deduction of the following:

(a)

all smelting and refining costs, sampling, assaying and treatment charges and penalties including but not limited to metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser (including price participation charges by smelters and/or refiners); and

(b)

costs of handling, transporting, securing and insuring such material from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs; and

(c)

ad valorem taxes and taxes based upon sales or production, but not income taxes; and

(d)

marketing costs, including sales commissions, incurred in selling ore mined from the Property and from concentrate, doré, metal and products derived from ore mined from the Property.

 3.

Non-Arm's Length Revenue - Where revenue otherwise to be included under this Schedule is received by the Owner in a transaction with a party with whom it is not dealing at aim's length, the revenue to be included shall be based on the fair market value under the circumstances and at the time of the transaction.

 4.

Non-Arm's Length Costs - Where a cost otherwise deductible under this Schedule is incurred by the Owner in a transaction with a party with whom it is not dealing at arm's length, the cost to be deducted shall be the fair market cost under the circumstances and at the time of the transaction.

A-2

1.

Currency - For the purpose of determining Net Smelter Returns, all receipts and major disbursements in a currency other than Canadian shall be converted into Canadian currency on the day of receipt or disbursement, as the case may be, and all other disbursements in a currency other than Canadian shall be converted into Canadian currency at the average rate for the month of disbursement determined using the Bank of Canada noon rates.

2.

Hedging - The Owner may, but shall not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Property and, except in the case where products are actually delivered and a sale is actually consummated under such price protection or speculative transactions, none of the revenues, costs, profits or losses from such transactions shall be taken into account in calculating Net Smelter Returns or any interest therein.

3.

Commingling - If the Property is brought into commercial production, it may be operated as a single operation with other mining properties owned by third parties or in which the Owner has an interest, in which event, the parties agree that (notwithstanding separate ownership thereof) ores mined from the mining properties (including the Property) may be blended at the time of mining or at any time thereafter, provided, however, that the respective mining properties shall bear and have allocated to them their proportionate part of costs described in paragraphs 2(a) to 2(d) above incurred relating to the single operation, and shall have allocated to each of them the proportionate part of the revenues earned relating to such single operation. In making any such allocation, effect shall be given to the tonnages and location of ore and other material mined and beneficiated and the characteristics of such material including the metal content of ore removed from, and to any special charges relating particularly to ore, concentrates or other products or the treatment thereof derived from, any of such mining properties.

4.

Sampling - The Owner shall ensure that reasonable practices and procedures are adopted and employed for weighing, determining moisture content, sampling and assaying and determining recovery factors.

5.

NSR Interest - The Net Smelter Return interest is one percent (1%) of Net Smelter Returns.

6.

Payments - Payments of a percentage of Net Smelter Returns shall be made to the Holder within 30 days after the end of each calendar quarter in which Net Smelter Returns, as determined on the basis of final adjusted invoices, are received by the Owner. All such payments shall be made in Canadian dollars.

7.

Calculations - After the year in which commercial production is commenced on the Property, the Holder receiving a percentage of Net Smelter Returns from the Owner shall be provided annually on or before April 1 with a copy of the calculation of Net Smelter Returns,

8.

A-3

determined in accordance with this Schedule, for the preceding calendar year, certified correct by the Owner.

 12.

Audits - The Owner shall cause the Net Smelter Returns and the records relating thereto to be audited within the first quarter of each calendar year by a national firm of chartered accountants designated and paid by the Owner (which may be the auditor of the Owner) and:

(a)

copies of the audited reports shall be delivered to the Holder and the Owner by the chartered accounting firm;

(b)

either party shall have three (3) months after receipt of any audited report to object thereto in writing to the other party, and failing such objection, such report shall be deemed correct; and

(c)

in the event of a reaudit, all costs relating to such reaudit shall be paid by the Owner (if the original audit is found in error) or the Holder (if the original audit is found to be correct) and the Holder requested the reaudit.

 13.

Rights of Parties - Nothing contained in the Agreement or any Schedule attached thereto shall be construed as conferring upon the Holder any right to or beneficial interest in the Property. The right to receive a percentage of Net Smelter Returns from the Owner as and when due is and shall be deemed to be a contractual right only. Furthermore, the right to receive a percentage of Net Smelter Returns by the Holder from the Owner as and when due shall not be deemed to constitute the Owner the partner, agent or legal representative of the Holder or to create any fiduciary relationship between them for any purpose whatsoever.

14.

Operations - The Owner shall be entitled to:

(a)

make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate, dore, metal and products produced from the Property (for example, without limitation, the decision to process by heap leaching rather than conventional milling);

(a)

make all decisions relating to sales of such ore, concentrate, doré, metal and products produced; and

(b)

make all decisions concerning temporary or long-term cessation of operations.

 15.

Reacquisitions - Notwithstanding the provisions of paragraph 14 of this Schedule, if the Owner relinquishes, drops, abandons or allows any portion of the Property to lapse and subsequently reacquires a direct or indirect beneficial interest with respect to such portion of the Property, then such portion of the Property will once again be subject to the obligation to pay Net Smelter Returns.

A-4

16.

Annual Reports - Within ninety (90) days following the end of each calendar year, the Owner shall provide the Holder with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year, together with a description of the activities and operations anticipated during the current year (including estimates of expenditures, production, ore reserves and any Net Smelter Returns payable).

Schedule "B"
THE PROPERTY

Skeena Mining Division
Province of British Columbia

A. KERR PROPERTY MINERAL CLAIMS

Mineral Claim	Record No.	Units	Expiry Date	New Record Number
Kerr 7	3662	6	2001/12/17	251079
Kerr 8	3663	16	2001/12/17	251080
Kerr 9	3664	10	2001/12/17	251081
Kerr 10	3665	9	2001/12/17	251082
Kerr 12	3666	20	2001/12/17	251083
Kerr 15	3669	16	2001/12/17	251084
Kerr 41	3697	20	2001/12/20	251085
Kerr 99	4690	20	2001/10/30	251184
Kerr 100	6286	10	2001/07/17	251917
Kerr 101	6725	15	2001/06/30	252135
Kerr 102	6884	20	2001/08/23	252206
Kerr 103	6885	10	2001/08/23	252207
Kerr 104	6886	6	2001/08/23	252208
Kerr 2P1	9063	1	2001/08/10	254268
Kerr 2P2	9064	1	2001/08/10	254269
Kerr 2P3	9065	1	2001/08/10	254270
Kerr 2P4	9066	1	2001/08/10	254271
Tedray 13	165	8	2001/08/26	250389

A.

KERR PROPERTY PLACER CLAIMS

Placer Claim	Record Number	Units	Expiry Date
Sul 1	305411	1	2001/09/28
Sul 2	305412	1	2001/09/28
Sul 3	305413	1	2001/09/28
Su1 4	305414	1	2001/09/28
Sul 5	305415	1	2001/09/28
Sul 6	305416	1	2001/09/28
Su1 7	305417	1	2001/09/28
Sul 8	305418	1	2001/09/28
Sul 9	305419	1	2001/09/28
Sul 10	305420	1	2001/09/28

B.

SULPHSIDE PROPERTY

Mineral Claim	Record Number	Units	Expiry Date	New Record Number
Tedray No 1	153	2	2001/08/26	250379
Tedray No 2	154	1	2001/08/26	250380
Tedray No 3	155	3	2001/08/26	250381
Tedray No 6	158	15	2001/08/26	250382
Tedray No 7	159	2	2001/08/26	250383
Tedray No 8	160	1	2001/08/26	250384
Tedray No 9	161	9	2001/08/26	250385
Tedray No 10	162	3	2001/08/26	250386
Tedray No 11	163	4	2001/08/26	250387
Tedray 14	2413	2	2003/06/30	250890
Tedray 15	2586	4	2002/09/23	250915

B-3

Mineral Claim	Record Number	Units	Expiry Date	New Record Number
Tedray 16	2643	12	2001/11/03	250933
Tedray 17	2644	4	2001/11/03	250934
Tedray 18	2645	4	2001/11/03	250935
Tedray 19	2646	2	2001/11/03	250936
Ed No 1	150	2	2001/08/26	250377
Ed No 2	151	1	2001/08/26	250378
Iron Cap I	315	2	2001/09/07	250396
Iron Cap II	316	1	2001/09/07	250397
Iron Cap III	317	2	2001/09/07	250398
Iron Cap 4	2409	1	2002/06/30	250886
Iron Cap 5	2410	1	2002/06/30	250887
Xray 1	1861	1	2001/10/12	250817
Xray 2	1862	2	2001/10/12	250818
Xray 3	1863	2	2001/10/12	250819
Xray 4	1864	6	2001/10/12	250820
Xray 5	1865	2	2001/10/12	250821
Xray 6	1866	2	2001/10/12	250822
Iron Cap 6	2584	2	2002/09/23	250913
Iron Cap 7	3696	2	2002/09/23	250914
Ice 1	2411	2	2003/06/30	250888
Ice 2	2412	3	2003/06/30	250889
Ice 3	2647	2	2001/11/03	250937
Ice 4	3111	12	2002/06/30	250987
Sulphurets 1 Fr.	2582	1	2002/09/23	250911
Sulphurets 2 Fr.	2583	1	2002/09/23	250912
Sulphurets 3 Fr.	2648	1	2001/11/03	250938
OK #1	5101	18	2002/12/10	251280

B-4

Mineral Claim	Record Number	Units	Expiry Date	New Record Number
OK #2	5102	20	2002/12/10	251281
Marmont Fr.	302498	1	2003/07/11	302498

Schedule "C"
RECLAMATION PERMITS

PROVINCE OF BRITISH COLUMBIA
MINISTRY OF EMPLOYMENT AND INVESTMENT
ENERGY AND MINERALS DIVISION

MINERAL EXPLORATION
RECLAMATION PERMIT
(Issued pursuant to Section 10 of the Mines Act S.B.C. 1989)

Permit:

Mx-1-276

(Amendment to Permit Issued July 11, 1990)

Issued to:

~~Kiena Gold Mines Limited~~       Placer Dome (KS) Limited

~~(Subsidiary of Placer Dome (CLA) Limited~~

600 - 1055 Dunsmuir Street

Vancouver, B.C. ~~V8V 1X4~~   V7X 1L3

for  reclamation of mineral exploration work at the following properties:

 Kerr

Located at:

NTS: 104B/08

Lat:

56°28'    Long: 130°16'

Mining Division: Slceena

Access: Helicopter for equipment, material and personnel

This approval and permit is subject to the appended conditions.

Issued this 13th day of February in the year 1997.

Amended this 24th day of March in the year 1998

___________________________

F.W. Hermann,  Eng.

Chief inspector of Mines

PROVINCE OF BRITISH COLUMBIA
MINISTRY OF EMPLOYMENT AND INVESTMENT
ENERGY AND MINERALS DIVISION

MINERAL EXPLORATION
RECLAMATION PERMIT
(Issued pursuant to Section 10 of the Mines Act S.B.C. 1989)

Permit:

Mx-1-276

(Amendment to Permit Issued July 11, 1990)

Issued to:

Kiena Gold Mines Limited

(Subsidiary of Placer Dome (CLA) Limited)

600 - 1055 Dunsmuir Street

Vancouver, B.C. V8V 1X4

for reclamation of mineral exploration work at the following properties: Kerr

Located at:        NTS: 104B/08

Lat:

56°28' Long: 130°16'

Mining Division: Skeena

Access: Helicopter for equipment, material and personnel

This approval and permit is subject to the appended conditions.

Issued this 13th day of February in the year 1997.

/s/_____________

F.W. Hermann, P. Eng.

Chief Inspector of Mines

Kiena Gold Mines Limited

Permit No. Mx-1.-276

Date: February 13, 1997

PREAMBLE

A letter dated February 3, 1997, reflecting the change of ownership and permit responsibilities, has resulted in the requirement to amend Permit Mx-1-276. This information was received by the Ministry of Employment and Investment, Energy and Minerals Division, Smithers, B.C., on February 13, 1997.

This permit contains the reclamation requirements of the Ministry of Employment and Investment.  It is also compatible, to the extent possible, with the requirements of other provincial ministries for reclamation issues. The amount of security required by this permit, and the manner in which this security may be applied, will also reflect the requirements of those ministries. Nothing in this permit, however, limits the authority of other provincial ministries to set other conditions, or to act independently, under their respective permits and legislation.

Decisions made by staff of the Ministry of Employment and Investment will be made in consultation with other ministries.

CONDITIONS

The Chief Inspector of Mines (Chief Inspector) hereby approves the program for protection and reclamation of the land surface and watercourses subject to compliance with the following conditions:

1.

Reclamation Security

(a)

The owner, agent or manager (herein called the Permittee) shall maintain with the Minister of Finance and Corporate Relations security in the amount of Twenty Thousand Dollars ($20,000.00). The security will be held by the Minister of Finance and Corporate Relations for the proper performance of the approved program and all the conditions of this permit in a manner satisfactory to the Chief Inspector.

(b)

The Permittee shall conform to all forest tenure requirements of the Ministry of Forests. Should the Permittee not conform to these requirements then all or part of the security may be used to cover the costs of these requirements.

(c)

The Permittee shall conform to all Ministry of Environment, Lands and Parks approval, licence and permit conditions, as well as requirements under the Wildlife Act. Should the Permittee not conform to these conditions, then all or part of the security may be used to fulfill these requirements.

Kiena Gold Mines Limited

Permit No. Mx-1-276

Date: February 13, 1997

2.

Guidelines

The Permittee shall carry out work and reclamation in accordance with the Guidelines for Mineral Exploration, dated January 1992.

3.

Revegetation

Land shall be revegetated to a self-sustaining state using the most suitable plant species relevant to the nature and location of the land.

4.

Use of Suitable Growth Medium

On all lands to be revegetated, the growth medium shall satisfy vegetation and water quality objectives. All surficial soil material removed for exploration purposes shall be saved for use in reclamation programs unless these objectives can be otherwise achieved.

5.

Watercourses

Watercourses shall be reclaimed to a condition that ensures

(a)

long-term water quality is maintained to a standard acceptable to the District Inspector, and

(b)

drainage is restored either to original watercourses or to new watercourses which will sustain themselves without maintenance.

6.

Roads

(a)

Unless otherwise approved by the District Inspector, all roads that will not be used the following field season shall be totally reclaimed by

(1)

ripping and/or covering with a suitable growth medium, and seeding and fertilizing,

(2)

providing a system of permanent erosion control with erosion bars placed at frequent intervals to ensure stability,

(3)

recontouring by leveling the berms over the road surface on roads located above treeline, and

Kiena Gold Mines Limited

Permit No. Mx-1-276

Date: February 13, 1997

(4)

ditching or otherwise blockading the roads to prevent vehicle access at their junction with permanent roads.

(b)

Individual roads will be exempted from the requirement for total reclamation under condition 6(a) if either:

(1)

the Permittee can demonstrate that an agency of the Crown has explicitly accepted responsibility for the operation, maintenance and ultimate deactivation and abandonment of the road, or

(2)

the Perrnittee can demonstrate that another private party has explicitly agreed to accept responsibility for the operation, maintenance and ultimate deactivation and abandonment of the road and has, in this regard, agreed to comply with all the terms and conditions, including bonding provisions, of this reclamation permit, and to comply with all other relevant provincial government (and federal government) regulatory requirements.

7.

Camp Sites

(a)

At the end of each field season

(1)

camps which are to be abandoned shall be dismantled and removed,

(2)

camps which are to be left over winter for reuse the following season shall be left in a clean and tidy condition,

(3)

all refuse shall be disposed of and sump pits shall be backfilled, and

(4)

camp sites shall be ripped, if necessary to break surface compaction, and seeded and fertilized.

(b)

Any camp which has been inactive for three years or more shall be abandoned and the site reclaimed as above.

8.

Drill Core Storage

This permit and security shall remain in effect until the core has been removed from the mineral property for storage elsewhere or has been permanently secured in a manner and location acceptable to the District Inspector,

Kiena Gold Mines Limited

Permit No. Mx-1-276

Date: February 13, 1997

9.

Trenches, Portals, Drill Sites, and Major Excavations

(a)

Bulldozer trenching is not permitted without the written permission of the District
Inspector.

(b)

All trenches shall be backfilled, seeded and fertilized at the end of the field season, unless exempted in writing by the District Inspector.

(c)

All portal sites, drillsites and water retention excavations shall be backfilled and recontoured to as close to original contours as possible, and seeded and fertilized at the end of the field season.

(d)

All portals shall

(1)

at the end of the field season, be fenced or otherwise secured against inadvertent access to the satisfaction of the District Inspector, and

(2)

upon abandonment, be permanently sealed either by construction of a reinforced concrete bulkhead or by filling the entrance with rock or soil material such that subsidence of the material will not pose a future hazard by allowing an opening to the underground workings to occur.

(e)

Trenches, portals or other major excavations which are required to be left open for further-exploration work shall be identified to the District Inspector for approval prior to the final inspection.

10.

Disposal of Fuels and Toxic Chemicals

(a)

All empty fuel drums and chemical containers shall be removed from the property at the end of the field season.

(b)

All fuels and chemicals are to be removed or otherwise disposed of at the end of the field season, in compliance with municipal, regional, provincial and federal statutes, unless permission to store them on site is granted in writing by the District Inspector.

Kiena Gold Mines Limited

Permit No. Mx-1-276

Date: February 13, 1997

1.

Acid Generating Material

All potential acid generating material shall be placed in a manner which minimizes the production and release of acid mine drainage to a level that assures protection of environmental quality.

2.

Safety Provisions

All safety and other provisions of the Mines Act shall be complied with to the satisfaction of the Chief Inspector.

3.

Monitoring

The Permittee shall undertake monitoring programs, as required by the District Inspector, to demonstrate that reclamation objectives are being achieved.

4.

Uranium and Thorium

Exploration for uranium or thorium is not approved under this permit.

5.

Alterations to the Program

Substantial changes to the program must be submitted to the District Inspector for approval.

6.

Notice of Closure

Pursuant to Part 10.5.1 of the Health, Safety and Reclamation Code for Mines in British Columbia, a Notice of Completion of Work shall be filed with the District Inspector not less than seven days prior to cessation of work.

SPECIAL CONDITIONS:

Kiena Gold Mines Limited (Subsidiary of Placer Dome (CLA) Limited) is hereby bound by all obligations of Continental Gold Corp as set out in this Permit, Mx-1-276.

mxpermit/92-08-05

PROVINCE OF BRITISH COLUMBIA
MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

PERMIT

APPROVING PROGRAM FOR RECLAMATION AND
CONSERVATION OF THE LAND SURFACE
MINERAL EXPLORATION
(Issued pursuant to the Mines Act)

Permit:

MX-1-276

Issued to:

~~Sulphurets Gold Corporation~~ Continental Gold Corp

Address:

1600 - 1055 Dunsmuir St.

Vancouver, B. C., V7X 1P1

For exploration work at the following properties:

Kerr

Located at:        NTS: 104B/8

Lat:

56028’ Long: 130016’

MiningDivision: Skeena

Access: Helicopter for equipment, material and personnel

The Permit is issued pursuant to Section 10 of the Mines Act and is subject to the appended conditions.

Amended this 2nd day of January in the year 1996.

Issued this 11th day of July in the year 1990.

B.H. Good for R.W. McGinn, P.Eng. Chief Inspector of Mines

Sulphurets Gold Corp.

Permit No. MX-1-276

Date: Jul 11, 1990 PREAMBLE

1.

Notice of intention to commence exploration work was given on May 2, 1990.

2.

A program for the protection and reclamation of the surface of the land and watercourses dated April 25, 1990 was filed with the Chief Inspector of Mines on May 2, 1990.

APPROVAL

The Chief Inspector of Mines hereby approves the program for protection and reclamation of the surface of the land and watercourses subject to compliance with the following conditions:

1.

The owner, agent or manager shall conform to the British Columbia Guidelines for Mineral Exploration dated March, 1989.

2.

The owner, agent or manager shall maintain a security with the Chief Inspector of Mines in the amount of TWENTY THOUSAND dollars ($20,000.00 ). The security shall be held by the Chief Inspector of Mines for the proper performance of the approved program and all the conditions of this permit in a manner satisfactory to the Chief Inspector of Mines.

3.

Notice of Closure -- Pursuant to Section 6, Mines Act, not less than seven days prior to cessation of work, a report of work done and reclamation completed shall be filed with the District Inspector.

4.

Sulphurets Gold Corp.

Permit No. MX-1-276

Date:

July 11, 1990

1.

Alterations to the Program - Substantial changes to the Program must be submitted to the District Inspector for approval by the Chief Inspector of Mines.

2.

The owner, agent or manager, or an inspector, may apply to the chief Inspector of Mines for revision of the conditions of this permit and, if he so decides, the Chief Inspector of Mines may revise the conditions.

3.

Where the owner, agent or manager fails to perform and complete the program for reclamation and the conditions of this permit in a manner satisfactory to the Chief Inspector of Mines, the chief Inspector of Mines may apply all or a part of the security toward payment of the cost of the work required to be performed and completed.

4.

On the completion, discontinuance or abandonment of this mining operation, and on the Chief Inspector of Mines being satisfied that the approved program has been properly completed, the person who deposited the security is entitled to a refund of it, less any amount paid out under condition 6.

SPECIAL CONDITIONS

NOTE: This permit applies only to the requirements under the Mines Act. Other legislation may be applicable to the mining operations, and this permit in no way abrogates the responsibility and obligation of the permittee under such other legislation.

PROVINCE OF BRITISH COLUMBIA
MINISTRY OF EMPLOYMENT AND INVESTMENT
ENERGY AND MINERALS DIVISION

MINERAL EXPLORATION
RECLAMATION PERMIT
(Issued pursuant to Section 10 of the Mines Act S.B.C. 1989)

Permit:

MX-1-397

(Amendment to Permit Issued May 12, 1992)

Issued to:

Placer Dome (CLA) Limited

600-1055 Dunsmuir Street

P.O. Box 49305 Bentall Station

Vancouver, B.C. V7X IL3

for reclamation of mineral exploration work at the following properties: Kerr/Sulphurets

Located at:

NTS: 104B108 & 09

Lai:

56°26' Long: 130°16' Mining Division:   Skeena

Access:   Follow Granduc Road 45 kms to Tide Lake Strip

This approval and permit is subject to the appended conditions.

Issued this 5th day of February in the year 1997.

F.W. Hermann, P. Eng

Chief Inspector of Mines

PROVINCE OF BRITISH COLUMBIA

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

PERMIT

APPROVING THE PROPOSED WORK AND PROGRAM FOR
PROTECTION AND RECLAMATION

MINERAL EXPLORATION

(Issued pursuant to the Mines Act)

Permit:

MX-1-397

Issued to:

~~PLACER-DOME-INC,~~ PLACER DOME CANADA LIMITED

Address:

~~1600-1055 Dunnauir St.,~~  60O-1055 Dunsmuir

P.O. Box 49305 Bentall Postal.

Vancouver, B.C

Station

~~V7X 1P1~~  V7X 1L3

For exploration work at the following properties:

KERR/SULPHURETS

Located at:

NTS:  104B 8 & 9       Lat.: 56026’       Long.: 130016’

Mining Division: Skeena

Access:  Follow Granduc Road 45 Kms to Tide Lake Strip

The Permit is issued pursuant to Section 10 of the Mines Act and is subject to the appended conditions.

12th

August

1994

Issued this ~~12th~~ day of ~~May~~ in the year ~~1992~~

R.W. McGinn, P. Eng.

Chief Inspector of Mines

Placer Dome Inc.

Permit No. MX-1-397

Date: May 12, 1992

PREAMBLE

An application for approval of exploration work dated March 9, 1992 was filed with the District Inspector on March 12, 1992.

APPROVAL

The Chief Inspector of Mines hereby approves the program for protection and reclamation of the surface of the land and watercourses subject to compliance with the following conditions:

1.

The owner, agent or manager shall conform to the British Columbia Guidelines for Mineral Exploration dated March, 1989.

2.

The owner, agent or manager shall maintain a security with the Chief Inspector of Mines in the amount of Twenty Thousand dollars ($20,000.00 ). The security shall be held by the Chief Inspector of Mines for the proper performance of the approved program and all the conditions of this permit in a manner satisfactory to the Chief Inspector of Mines.

1.

Notice of Closure - Pursuant to Part 10.5.1, of the Health, Safety and Reclamation Code for Mines in British Columbia, a report of work done and reclamation completed shall be filed with the District Inspector not less than seven days prior to cessation of work.

2.

Alterations to the Program – Substantial changes to the Program must be submitted to the District Inspector for approval by the Chief Inspector of Mines.

Placer Dome Inc.

Permit No. MX-1-397

Date: May 12, 1992

1.

The owner, agent or manager, or an inspector, may apply to the Chief Inspector of Mines for revision of the conditions of this permit and, if he so decides, the Chief Inspector of Mines may revise the conditions.

2.

Where the owner, agent or manager fails to perform and complete the program for reclamation and the conditions of this permit in a manner satisfactory to the Chief Inspector of Mines, the Chief Inspector of Mines may apply all or a part of the security toward payment of the cost of the work required to be performed and completed.

3.

The owner, agent, or manager shall conform to all Forest tenure requirements of the Ministry of Forests. Should the owner, agent, or manager not conform to these requirements then all or part of the security may be used to cover these requirements.

4.

The owner, agent, or manager shall conform to all Ministry of Environment, Lands and Parks approval, licence and permit conditions as well as requirements under the Wildlife Act. Should the owner, agent, or manager not conform to these conditions then all or part of the security may be used to fulfill these requirements.

5.

On the completion, discontinuance or abandonment of this mining operation, and on the Chief Inspector of Mines being satisfied that the approved program has been properly completed, the person who deposited the security is entitled to a refund of it, less any amount paid out under conditions 6, 7, and 8.

6.

Placer Dome Inc.

Permit No. MX-1-397

Date: May 12, 1992

SPECIAL CONDITIONS

NOTE:

This permit applies only to the requirements under the Mines Act.  Other legislation may be applicable to the mining operations, and this permit in no way abrogates the responsibility and obligation of the permittee under such other legislation.

Mx-01-92

Schedule "D"

SEABRIDGE WARRANT CERTIFICATE

Certificate No. W-●,

SEABRIDGE RESOURCES INC.

(Incorporated under the Laws of the Province of British Columbia)

NUMBER OF WARRANTS:

RIGHT TO PURCHASE:

________500,000_________

_____500,000______COMMON SHARES

VOID AFTER 5:00 P.M., PACIFIC TIME, ●, 2003

WARRANTS TO PURCHASE COMMON SHARES OF
SEABRIDGE RESOURCES INC.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE

THIS IS TO CERTIFY that, for value received, PLACER DOME (KS) LIMITED, of Box 49330, Bentall Station, 1600 - 1055 Dunsmuir Street, Vancouver, British Columbia, V7X 1L3 is entitled to purchase at any time before 5:00 p.m., Pacific time, on ●, 2003, up to 500,000 fully paid and non-assessable Common shares (the "Common Shares") of SEABRIDGE RESOURCES INC. (the "Company") by surrendering to Computershare Investor Services Inc., 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 ("Computershare"), this Warrant Certificate with a Subscription in the form attached hereto duly completed and executed, and cash or bank draft, certified cheque or money order in lawful money of Canada, payable to the order of the Company at par in Vancouver, British Columbia, in an amount equal to the purchase price of the Common Shares so subscribed for. Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions hereinafter mentioned, the price payable for each Common Share on the exercise of the Warrants evidenced hereby shall be $2.00.

The Warrants represented by this Certificate are subject to the terms and conditions set out in the attached Schedule "A". The Warrants may be exercised only at the offices of Computershare.

IN WITNESS WHEREOF the Company has caused its common seal to be affixed hereto as of the

● day of ●, 2001.

SEABRIDGE RESOURCES INC.

Per:

LEGEND

The certificates representing the Common Shares acquired on the exercise of the Warrants will bear a legend as follows:

''The securities represented by this certificate are subject to a hold period in the Province of British Columbia and may not be traded in British Columbia until [●that date that is four months from the Closing Date], except as permitted by the Securities Act (British Columbia) and regulations made thereunder. A new certificate, not bearing this legend, may be obtained from the Company upon delivery of this certificate at any time after [●that date that is four months from the Closing Date]."

SUBSCRIPTION FORM

TO:

SEABRIDGE RESOURCES INC.

      AND TO:

Computershare Investor Services Inc.

#304 - 700 West Pender Street

4th Floor

Vancouver, B.0 V6C 1G8

510 Burrard Street

Vancouver, B.C. V6C 3B9

The undersigned holder of the Warrants represented by this Warrant Certificate hereby exercises the right to purchase and subscribes for

 Common Shares in the capital of SEABRIDGE RESOURCES INC. according to the conditions hereof and encloses herewith cash, bank draft, certified cheque or money order representing the purchase price in full for the said number of Common Shares.

The undersigned hereby directs that the Common Shares hereby subscribed for shall be issued and delivered as follows:

Name(s) in Full

Address(es)

Number of Common Shares

(Please print full names in which share certificates are to be issued.)

Dated this

day of

    .       .

Witness

Signature of Warrantholder

Name of Warrantholder

Address in full of Warrantholder

Computershare may require that the Warrantholder's signature be guaranteed, in which event the following must be completed:

Signature of Warrantholder:

Signature of Warrantholder

Guaranteed by:

Authorized Signatory of Guarantor

NOTE: If the signature of the person executing this form is to be guaranteed, it must be guaranteed by a Bank or Trust Company or by a participant in a recognized Medallion Signature Guarantee program.

  ٱ

Please check box if the share certificate(s) are to be delivered to the office where this Warrant Certificate is surrendered, failing which the share certificate(s) will be mailed to the address of the Warrantholder shown on this Warrant Certificate.

TRANSFER FORM

TO:  SEABRIDGE RESOURCES INC.

AND TO:

Computershare Investor Services Inc.

#304 - 700 West Pender Street

4th Floor

Vancouver, B.0 V6C 1G8

510 Burrard Street Vancouver, B.C. V6C 3B9

FOR VALUE RECEIVED, the undersigned Warrantholder hereby sells, assigns and transfers of the Warrants represented by this Warrant Certificate unto:

(Name of Transferee)

(Address of Transferee)

(Please print full name in which the new warrant certificate is to be issued.)

Dated this

day of

Witness

Signature of Warrantholder

Name of Warrantholder

Computershare may require that the Warrantholder's signature be guaranteed, in which event the following must be completed:

Signature of Warrantholder:

Signature of Warantholder

Guaranteed by:

Authorized Signatory of Guarantor

NOTE: If the signature of the person executing this form is to be guaranteed, it must be guaranteed by a Bank or Trust Company or by a participant in a recognized Medallion Signature Guarantee program.

ٱ

Please check box if the new warrant certificate(s) are to be delivered to the office where this Warrant Certificate is surrendered, failing which the new warrant certificate(s) will be mailed to the address of the transferee shown on this Warrant Certificate.

SCHEDULE "A"

TERMS AND CONDITIONS ATTACHED TO THE
SHARE PURCHASE WARRANTS ISSUED BY SEABRIDGE RESOURCES INC.
ON ●, 2001

ARTICLE 1 - INTERPRETATION

Section 1.1

- Definitions

In these terms and conditions, unless there is something in the matter or context inconsistent therewith:

(a)

"Common Shares" means the Common shares in the capital of the Company as constituted at the date hereof and any Common Shares resulting from any subdivision or consolidation of the Common Shares;

(b)

"Company" means SEABRIDGE RESOURCES INC. until a successor corporation shall have become such in the manner prescribed in article 6, and thereafter "Company" shall mean such successor corporation;

(c)

"Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(d)

"Company's Registrar and Transfer Agent" means Computershare Investor Services Inc., 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or such other registrar and transfer agent of the Company that the Company may from time to time appoint;

(e)

"Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by a committee of the board;

(f)

"herein", "hereby" and similar expressions refer to these terms and conditions as the same may be amended or modified from time to time; and the expression "article" and "section" followed by a number refer to the specified article or section of these terms and conditions;

(g)

"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(h)

"Warrantholder" means a registered holder of Warrants; and

(i)

"Warrants" means the Common Share purchase warrants of the Company issued and presently authorized as set out in section 2.1 hereof and for the time being outstanding.

Section 1.2 - Interpretation Not Affected by Headings

The division of these terms and conditions into articles and sections, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation thereof Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

Section 1.3 - Applicable Law

The Warrants shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.

ARTICLE 2 - ISSUE OF WARRANTS Section 2.1 - Issue of Common Share Purchase Warrants

Up to 500,000 Common Share purchase warrants entitling the holders thereof to purchase up to an aggregate of 500,000 Common Shares at $2.00 per Common Share at any time before 5:00 p.m., Pacific Time, ●, 2003, are authorized to be issued by the Company.

Section 2.2 - Issue in Substitution for Lost Warrant Certificate

(a)

In case a Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the Warrantholder shall be entitled under the exchanged or substituted Warrant Certificate to the same rights and benefits as the Warrantholder had under such mutilated, lost, destroyed or stolen Warrant Certificate;

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company in its discretion and such applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

Section 2.3 - Warrantholder Not a Shareholder

The holding of a Warrant shall not constitute the Warrantholder a shareholder of the Company. ARTICLE 3 - TRANSFER OF WARRANTS

Section 3.1 - Warrants Transferable

The Warrantholder may at any time and from time to time have the Warrants transferred at the Company's Registrar and Transfer Agent in accordance with such reasonable regulations as the Company's Registrar and Transfer Agent may prescribe.

Section 3.2 - Warrant Register

The Company shall cause the Company's Registrar and Transfer Agent to maintain a register of the Warrants at its principal office in Vancouver, in which shall be entered the names and addresses of Warrantholders and particulars of the Warrants held by them and of all transfers of Warrants.

ARTICLE 4 - EXERCISE OF WARRANTS Section 4.1 - Method of Exercise of Warrants

The right to purchase Common Shares conferred by the Warrants may be exercised by the Warrantholder surrendering this Warrant Certificate to the Company's Registrar and Transfer Agent, with a duly completed and executed subscription in the form attached hereto together with cash, bank draft, certified cheque or money order payable in lawful money of Canada to or to the order of the Company at par in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the Common Shares subscribed for.

Section 4.2 - Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the Common Shares so subscribed for shall be deemed to have been issued and the Warrantholder shall be deemed to have become the shareholder of record of such Common Shares on the date of such surrender and payment, and such Common Shares shall be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid the Company shall cause to be delivered to the person in whose name the Common Shares so subscribed for are to be issued as specified in such subscription or cause to be mailed to such person at his address specified in such subscription, a certificate or certificates for the number of Common Shares subscribed for.

Section 4.3 - Subscription for Less than Entitlement

The Warrantholder may subscribe for and purchase a number of Common Shares less than the number which the Warrantholder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Common Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Warrantholder upon exercise shall, in addition, be entitled to receive a new Warrant Certificate in respect of the balance of the Common Shares which the Warrantholder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased. Such new Warrant Certificate shall entitle the Warrantholder to purchase the balance of the Common Shares at the same price and on the same terms and conditions as provided in the surrendered Warrant Certificate.

Section 4.4 - Fractions of Common Shares

To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise of Warrants a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with other Warrants which in the aggregate entitle the Warrantholder to receive a whole number of Common Shares.

Section 4.5 - Expiration of Warrants

After the expiration of the period within which the Warrants are exercisable, all rights thereunder shall wholly cease and tenninwe and the Warrants shall be void and of no effect.

Section 4.6 - Exercise Price

The price per Common Share which must be paid to exercise the Warrants is as set forth on the face of the Warrant Certificate, subject to adjustment as hereafter provided.

Section 4.7 - Adjustments

The exercise price and the number of Common Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the events and in the manner following:

(a)

If and whenever the Common Shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of Common Shares, or in the event of any payment by the Company of a stock dividend to holder of Common Shares, the exercise price shall be decreased or increased proportionately as the case may be. Upon any such subdivision, consolidation, or payment of a stock dividend, the number of Common Shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately as the case may be.

(b)

   In the case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, confer the

(c)

right to purchase the number of Common Shares or other securities of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Warrantholder would have been entitled if such Warrant had been exercised immediately prior to such capital reorganization, reclassification, consolidation, merger or amalgamation and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in this article with respect to the rights and interest thereafter of the Warrantholder to the end that the provisions set forth in this article shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any Common Shares or other securities thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this paragraph.

(c)

The adjustments provided for in this section 4.7 are cumulative. Section 4.8 - Determination of Adjustments

If any question shall at any time arise with respect to the exercise price of the Warrants or the number of Common Shares issuable upon exercise of Warrants, such question shall be conclusively determined by the Company's Auditors, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver that the Company may designate. The Company shall provide its Auditors or such Chartered Accountants, as the case may be, full access to all appropriate records. Such determination shall be binding upon the Company and the Warrantholder.

Section 4.9 - Time of the Essence

Time shall be of the essence hereof.

ARTICLE 5 - GENERAL COVENANT BY THE COMPANY Section 5.1 - General Covenant

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of purchase provided for herein should the Warrantholder determine to exercise such rights in respect of all Common Shares which the Warrantholder may be entitled to purchase pursuant thereto.

ARTICLE 6 - MODIFICATION OF TERMS, MERGER, SUCCESSORS Section 6.1 - Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and they shall, when so directed by these presents, upon prior written notice to the Warrantholder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)

adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable, provided however that such additional covenants and enforcement provisions do not affect the rights or obligations of the Warrantholder;

(b)

adding to or altering the provisions hereof in respect of the registration and transfer of the Warrants, making provision for the exchange of the Warrants for warrants of different denominations and making any modification in the form of the Warrant Certificate which does not affect the substance thereof;

(c)

for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(d)

(d)

to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as hereafter provided in this article.

Section 6.2 Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations provided however that the corporation formed by such consolidation or amalgamation or into which such merger shall have been made shall be a corporation organized and existing under the laws of Canada or of the United States of America, or any Province, State, District or Territory thereof, and shall, simultaneously with such consolidation, amalgamation or merger, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

Section 6.3 - Successor Corporation Substituted

In case the Company, pursuant to section 6.2, shall be consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Company shall have been merged, shall succeed to and be substituted for the Company hereunder. Such changes in phraseology and form (but not in substance) maybe made in the Warrant Certificate as may be appropriate in view of such consolidation, amalgamation or merger.

ARTICLE 7 - NOTICE Section 7.1 - Notice to Warrantholder

Unless herein otherwise expressly provided, any notice to be given hereunder to the Warrantholder shall be deemed to be validly given if mailed by prepaid post or if made, given or served by telefax or other similar means of recorded transmission to the Warrantholder's address as shown in the records of the Company's Registrar and Transfer Agent. Any notice so given shall be deemed to have been received on the date following such transmission.

Schedule "E"
UNDERLYING AGREEMENTS

1.

Agreement dated December 18, 1990 among Newhawk Gold Mines Ltd., Granduc Mines Limited and Grace Dawson.

2.

Agreement dated February 3, 1992 between Newhawk Gold Mines Ltd. and Placer Dome Inc.

3.

Memorandum of Understanding dated February 4, 1992 between Placer Dome Inc. and Newhawk Gold Mines Ltd.

4.

Assignment and Assumption Agreement dated February 4, 1992 between Placer Dome Inc. and Newhawk Gold Mines Ltd.

5.

Assumption Agreement dated December 6, 1993 between Placer Dome Canada Limited and Newhawk Gold Mines Ltd.

6.

Assumption Agreement dated December 30, 1996 between Kiena Gold Mines Limited and Newhawk Gold Mines Ltd.

7.

December 18, 1990

BETWEEN:

NEWHAWK GOLD MINES LTD.

OF THE FIRST PART

AND:

GRANDUC MINES LIMITED

OF THE SECOND PART

AND:

GRACE DAWSON

OF THE THIRD PART

PURCHASE AGREEMENT

LANG MICHENER LAWRENCE & SHAW
Barristers & Solicitors
2500 -- Three Bentall Centre
P.O. Box 49200 - 595 Burrard Street
Vancouver, British Columbia V7X 1L1
Telephone 689-9111

:jsg File: 27087-4

THIS AGREEMENT is made as of the 31st day of December, 1990 AMONG:

NEWHAWK GOLD MINES LTD., a British Columbia Company having its principal office at #860 - 625 Howe Street, in the City of Vancouver, Province of British Columbia, V6C 2T6 (Free Miner Certificate No. 290957)

("Newhawk")

OF THE FIRST PART AND:

GRANDUC MINES LIMITED, a British Columbia Company having its registered office at #2500-595 Burrard Street, in the City of Vancouver, Province of British Columbia, V7X 1L1 (Free Miner Certificate No. 304479)

("Granduc")

OF THE SECOND PART

(Newhawk and Granduc being sometimes hereinafter collectively referred to as the "Joint Venturers")

AND

GRACE DAWSON, Widow, of 14243 - 157th Place N.E., Woodenville, Washington, one of the United States of America

("Mrs. Dawson")

OF THE THIRD PART WHEREAS:

A.

Pursuant to a joint venture agreement dated November 14, 1986 as amended by an agreement dated July 19, 1989 (together the "Joint Venture Agreement"), Newhawk and Granduc have entered into a joint venture (the "Sulphurets Joint Venture") with respect to certain mineral claims located pursuant to the Mineral Act of British Columbia in the Skeena Mining Division and known as the Sulphurets Property;

B.

Newhawk is the recorded owner of three mineral claims comprised in the Sulphurets Property, more particularly

C.

described in Schedule "A" hereto and outlined in red on the sketch map attached hereto (which mineral claims are hereinafter sometimes collectively referred to as the "Dawson Claims");

C. The Dawson Claims include or overlap the area included in previously recorded mineral claims known as Tedray 4, Tedray 5 and Grace mineral claims which were abandoned by Granduc on or about September 21, 1979 and in respect of which Mrs. Dawson was the beneficial owner of certain undivided interests;

D. Mrs. Dawson is entitled to the beneficial ownership of an undivided one-half interest in the Dawson claims (the "Dawson Interest") and has agreed to sell to Newhawk and Granduc, respectively and Newhawk and Granduc have each agreed respectively to purchase an undivided 60% interest and an undivided 40% interest respectively, in the Dawson Interest, subject to and upon the terms and conditions hereinafter set forth:

NOW THEREFORE, THIS AGREEMENT WITNESSES that the parties hereto agree as follows:

PART I

DEFINITIONS

1.1 For the purposes of this Agreement, the following words and phrases will have the following meanings:

(a)

"Commencement of Commercial Production" means the date at which, if there is a concentrator on that part of the Sulphurets Property in respect of which one or more of the Dawson Claims is being mined, (the "Production Property"), such concentrator has for the first time operated at 60% of its rated concentrating capacity for 30 days out of 40 consecutive days, or if there is no such concentrator, ore from the Production Property or any part thereof has been shipped therefrom on a reasonably regular basis for a 30-day period for the purpose of earning revenues, but in any event Commencement of Commercial Production shall be deemed to have occurred 90 days after such concentrator has for the first time operated, or if there is no concentrator, 90 days after ore has first been shipped from the Production Property for the purpose of earning revenues;

(b)

"Commercial Production" means the milling and sale of ores and concentrates after the Commencement of Commercial Production, which results from ore extracted from the

(c)

Production Property, but shall not include milling for the purpose of testing or milling by a pilot plant, or milling during an initial tune up period of a plant;

(c) "Fiscal Year" shall mean each calendar year, commencing with the year 1991;

(d) "Net Smelter Returns" shall mean the actual proceeds received from any mint, smelter, refinery or other purchaser for the sale of ores, metals (including bullion) or concentrates produced from the Dawson Claims (collectively "Product") and sold or proceeds received from an insurer in respect of Product, after deducting from such proceeds the following charges to the extent that they were not deducted by the purchaser in computing payments:

(i)

smelting and refining charges;

(ii)

penalties, smelter assay costs and umpire assay costs;

(iii)

cost of freight and handling of ores, metals or concentrates from the Dawson Claims to any mint, smelter, refinery, or other purchaser;

(iv)

marketing costs;

(v)

costs of insurance in respect of the Product; and

(vi)

customs duties, severance tax, royalties, Ad valorem or mineral taxes or the like and export and import taxes or tariffs payable in respect of the Product.

(e) "Operator" means the party designated or appointed as such from time to time pursuant to the Joint Venture Agreement; and

(f) "Royalty" means lawful money of Canada equivalent to 2% of one-half of Net Smelter Returns subject to the limitation referred to in subparagraph 4.1 hereof.

PART 2 REPRESENTATIONS AND WARRANTIES OF MRS. DAWSON

2.1 Mrs. Dawson represents and warrants to each of Newhawk and Granduc that:

(a)

she has good and sufficient right and authority to enter into this Agreement on the terms and conditions hereof and to transfer the legal and beneficial title and ownership of the Dawson interest to the Joint Venturers;

(b)

she is not aware of any adverse claim or challenge against or to the Dawson interest in any one or more of the Dawson claims, nor to the best of her knowledge is there any basis therefor and she has not entered into any agreement or option whereby any person may acquire or purchase the Dawson interest or any portion thereof; and

(c)

the consummation of the transaction herein provided for will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of any agreement or other instrument whatsoever to which Mrs. Dawson is a party or by which she is bound or to which she may be subject.

2.2 The representations and warranties contained in this Part are provided for the exclusive benefit of the Joint Venturers together and a breach of any one or more thereof may be waived by the Joint Venturers, acting together, in whole or in part at any time without prejudice to their rights in respect of any other breach of the same or any other representation or warranty. The representations and warranties contained in this Part shall survive the consummation of the transaction herein provided for.

PART 3 SALE

3.1 Mrs. Dawson agrees to sell

(a)

to Newhawk and Newhawk agrees to purchase from Mrs. Dawson an undivided 60% interest in the Dawson Interest, and

(b)

to Granduc and Granduc agrees to purchase from Mrs. Dawson an undivided 40% interest in the Dawson Interest,

in each case free and clear of all liens, charges and claims of others.

3.2 The purchase price payable by the Joint Venturers to Mrs. Dawson for the Dawson Interest shall be the sum of $25,000 (United States funds).

PART 4 NET SMELTER RETURN ROYALTY

4.1 Subject to paragraph 4.4 hereof, Mrs. Dawson shall be entitled to a Net Smelter Return Royalty of Two per cent (2%) of one-half of Net Smelter Returns from the Dawson Claims up to the aggregate amount of $650,000 (United States funds) less all amounts previously paid to her pursuant to subparagraph 3.2, subparagraph 4.5 and subparagraph 4.6 hereof.

4.2 The Joint Venturers agree jointly and severally to pay to Mrs. Dawson the Royalty,

(a)

which will be calculated and paid (less withholding tax as required under the Canadian and British Columbia Income Tax Acts ("withholding tax") on an annual basis within 45 days after the end of each Fiscal Year in respect of the actual proceeds received in such fiscal year;

(b)

each payment of the Royalty will be accompanied by an unaudited statement indicating the calculation of the Royalty hereunder in reasonable detail, and Mrs. Dawson will be provided, within 3 months of the end of each Fiscal Year, a summary unaudited statement of the calculation of the Royalty for the last completed Fiscal Year together with copies of settlement sheets, statements, invoices and derivations of such payments and showing all credits and deductions added to or deducted from the amount due to Mrs. Dawson. Mrs. Dawson shall have 60 days from the time of receipt of the summary statement to question the accuracy thereof in writing and, failing such objection, the summary statement shall be deemed to be correct and unimpeachable thereafter. If the summary statement is questioned by Mrs. Dawson, she will have 12 months from the time of receipt of the summary statement to have it audited and if, as a result of the audit, the amount of the Royalty payable to Mrs. Dawson is determined to be less than 105% of the amount payable to her as disclosed in the unaudited statement sent to her initially, then Mrs. Dawson shall pay for the audit and if the amount payable to her as determined by such audit is 105% or more of the amount payable to her as disclosed in the unaudited statement, then the Joint Venturers shall pay for the audit. The audited results will be final and determinative of the calculation of the Royalty for the audited period and will be binding on the parties. Mrs. Dawson will be entitled to examine, on reasonable notice and during normal business hours, such books and records as are reasonably necessary to verify the payment of the Royalty to her from time to time, provided however that such examination shall not unreasonably interfere with or hinder the operations or procedures of the Joint Venturers or either of them; and

(a)

and where there has been no commercial production from the Dawson Claims in a Fiscal Year, the Joint Venturers shall send to Mrs. Dawson within one month of the end of the Fiscal Year a written report stating what activity occurred on the Dawson Claims in that Fiscal Year and whether or not commercial production is planned for the following Fiscal Year.

4.3 In order to protect and insulate Mrs. Dawson from losses suffered or gains realized from any forward sale of Product or other hedging strategy undertaken by the Joint Venturers or from the repayment by the Joint Venturers of a gold loan or other similar commodity-hinged loan transaction (it being the intent of the parties that the Joint Venturers shall have the unrestricted right to market and sell Product to third parties in any manner they choose and that Mrs. Dawson shall not have any right to participate in such marketing activities or to share in any profits therefrom), the parties agree that any Product hedged, sold forward or delivered to satisfy gold loan or similar obligations shall be deemed to be sold, for purposes of clause 1.1(d) only upon the date of final settlement of the amount of refined Product allocated to the account of the Joint Venturers by a third party refinery in respect of such transactions. For the purposes of determining Net Smelter Returns pursuant to clause 1.1(d), the Joint Venturers shall be deemed to have received as proceeds on that day an amount based on a price which-

(a)

for gold is equal to the average afternoon gold price fix of the London Bullion Market Association for the 20 business days preceding such day, and

(b)

for silver and base metals is equal to the average price for silver or base metals, as applicable, published by Handy & Harman for the 20 business days preceding such day.

4.4 Option to Buy 100% of the Royalty. Mrs. Dawson hereby grants to the Joint Venturers an irrevocable option to acquire, at any time on or before 180 days after the Commencement of Commercial Production, 100% of the Royalty free and clear of any and all liens and encumbrances, for a purchase price of $450,000 (United States funds) less all amounts previously paid to or on behalf of Mrs. Dawson pursuant to any one or more of subparagraph 3.2, subparagraph 4.5 and subparagraph 4.6 hereof and with appropriate provision for any tax exigible under the Canadian and British Columbia Income Tax Acts. The transaction of purchase and sale of the Royalty will be closed within 30 days of the Joint Venturers delivering a notice of their intent to acquire it. At such closing the Joint Venturers will deliver a certified cheque or bank draft for $450,000 (United States funds) less all amounts previously paid to Mrs. Dawson pursuant to any one or more of subparagraph 3.2, subparagraph 4.5 and subparagraph 4.6 subject to appropriate provision for any tax exigible under the Canadian and British Columbia Income Tax Acts, in favour of Mrs. Dawson and she will deliver a transfer document prepared by or on behalf of the Joint Venturers whereby 100% of the Royalty is transferred to the Joint Venturers in the proportions of their respective interests in the Sulphurets Joint Venture.

4.5 Advance Royalty Payments. Provided that Commencement of Commercial Production has not been achieved by December 15, 1997, the Joint Venturers will pay Mrs. Dawson $5,600 (United State's funds), less applicable withholding tax, on such date and on each December 15th thereafter which occurs prior to the Commencement of Commercial Production, such payments to be advance payments of Royalty and will be deducted from actual payments of Royalty under subparagraph 4.2 and subparagraph 4.4 hereof (to the extent not deducted under subparagraph 4.2). In the event that Commencement of Commercial Production is not achieved or, if achieved, ceases prior to the recoupment by the Joint Venturers of advance payments of Royalty under this subparagraph, there will be no obligation on the part of Mrs. Dawson to repay to the Joint Venturers such unrecouped advance payments of Royalty, but such payments will be forfeited by the Joint Venturers.

4.6 Minimum Royalty Payments. If the summary unaudited statement delivered to Mrs. Dawson pursuant to subparagraph 4.2 discloses the payment of less than $5,000 (United States funds) in Royalty payments and withholding tax during the Fiscal Year covered by the statement, the difference between $5,000 (United States funds) and the actual Royalty and withholding tax paid will be paid forthwith by the Joint Venturers to Mrs. Dawson in United States funds and such difference will constitute advance payments of royalty and will be deducted from actual payments of Royalty under subparagraph 4.2 and subparagraph 4.4 hereof (to the extent not deducted under subparagraph 4.2). If the summary unaudited statement is questioned and submitted to audit any adjustment in the amount paid under this subparagraph 4.6 will be made forthwith upon the audited summary statement being delivered to the parties.

4.7 Segregation of Production Property. The determination of the Royalty hereunder is based on the premise that production will be developed solely on the Production Property. If other properties are incorporated in a single mining project and metals, ores or concentrates pertaining to each are not readily segregated on a practical or equitable basis, the allocation of actual proceeds received and deductions therefrom shall be negotiated between the parties and, if the parties fail to agree on such allocation, the matter will be referred to arbitration pursuant to subparagraph 6.2 of this Agreement.

The arbitrator shall have reference first to this Agreement and there, if necessary, to practices used in mining operations that are of a similar nature. The arbitrator shall be entitled to retain such independent mining consultants as he considers necessary. The decision of the arbitrator shall be final and binding on the parties hereto and the costs of the arbitrator will, be paid equally by the Joint Venturers, as to one-half and Mrs. Dawson, as to the other half.

4.8 Non-Arm's Length Sale of Product. For the purposes of calculating the amount of Royalty payable to Mrs. Dawson, if, after the date of Commencement of Commercial Production, any Product is sold to a subsidiary or affiliate (as such terms are defined in the Companies Act (British Columbia) and if the sale price of such Product is not negotiated on an arm's length basis, the Joint Venturers shall be deemed to have received as proceeds on the day of such sale an amount based on a price which

(a)

for gold is equal to the average afternoon gold price fix of the London Bullion Market Association for the 20 business days preceding the day of such sale, and

(b)

for silver and base metals is equal to the average price for silver or base metals, as applicable, published by Handy & Harman for the 20 business days preceding the day of such sale.

PART 5 CLOSING

5.1 The sale and purchase of the Dawson Interest shall be completed on the Closing Day (the "Closing Day") -being the seventh day next following the receipt by Messrs. Lang Michener Lawrence & Shaw, on behalf of the Joint Venturers, of a certificate in prescribed form issued by the Minister of National Revenue (Canada) pursuant to subsection 116 of the Income Tax Act (Canada), provided that if such seventh day is a

Saturday, Sunday or statutory holiday the sale and purchase will be completed on the next following business day.

5.2 At the Closing, Mrs. Dawson or her solicitor will deliver to the Joint Venturers or their representative:

(a)

a fully executed instrument of sale, transfer and assignment, in form approved by each of the Joint Venturers and their respective solicitors, acting reasonably, of an undivided 60% interest in the Dawson Interest to Newhawk and of an undivided 40% interest in the Dawson Interest to Granduc; and

(b)

a certificate of Mrs. Dawson addressed to the Joint Venturers, stating that all of her representations and warranties contained in this Agreement are true at and as of the time of Closing as if such representations and warranties were made at and as of such time.

At the Closing, the Joint Venturers will deliver or cause to be delivered to Mrs. Dawson or her solicitor a certified cheque or bank draft payable in United States funds, payable to Mrs. Dawson [or "Douglas Symes & Brissenden, In Trust"] in the amount of $25,000 (United States funds) or otherwise, if necessary in order to effect compliance with the certificate referred to in subparagraph 5.1, to hrs. Dawson [or -"Douglas Symes & Brissenden -In Trust"] and to the Receiver General of Canada in such amounts as are appropriate to effect such compliance.

PART 6 GENERAL

6.1. It is understood and agreed that Mrs. Dawson

(a)

will not be required to contribute funds or to assume any liability, contingent or otherwise, with respect to the financing of the exploration or development of the Dawson Claims; and

(b)

will have no participation in or responsibility for the operation or management of the Dawson Claims or any exploration or development work done thereon.

(c)

6.2 Arbitration. Any dispute between the parties in respect of the interpretation of this Agreement or any matter to be agreed-upon under this Agreement in respect of which the parties do not agree will be submitted for determination by a single arbitrator appointed and acting pursuant to the Commercial Arbitration Act of British Columbia.

6.3 Notices. Any notice required to be given hereunder shall be in writing and shall be deemed to be well and sufficiently given if delivered by hand at, or sent by prepaid registered post addressed to, the address of the party to whom it is being sent set forth below or to any other address of which such party may from time to time give written notice to the other parries and shall be deemed to have been received if delivered, when delivered, and if mailed, then upon the expiry of three days next following the posting of such notice in any government post office in Canada, or the United States of America, or to such other address as any party may from time to time notify to the others:

The Joint Venturers:

Granduc Nines Limited

Suite 2500 - 595 Burrard Street Vancouver, British Columbia

V7X 1L1

Attention:

Mr. L. J. Creery

with a copy to:

Hecla Mining Company 6500 Mineral Drive Box C-8000

Coeur d'Alene, Idaho 83814-1931

Attention:

Mr. W. J. Grismer

To:

Newhawk Gold Mines Ltd. Suite 860

625 Howe Street

Vancouver, British Columbia V6C 2T6

Attention:

Mr. Don McLeod

With a copy to:

Smith, Lyons, Torrance,

Stevenson & Mayer

World Trade Centre

#550 -  999 Canada Place

Vancouver, British Columbia

V6C 3C8

Attention:

Mr. R. Stuart Angus

To Mrs. Dawson:

Mrs. Grace Dawson

14243 - 157th Place N. E.

Woodenville, Washington

98072

With a copy to:

Douglas, Symes & Brissenden 2100 - One Bentall Centre 505 Burrard Street

Vancouver, British Columbia V7X 1R4

Attention Mr. Malcolm G. King

6.4 Granduc and Mrs. Dawson covenant and agree each with the other_ that the agreement executed on July 2, 1982 made between them as amended by a further agreement made between them and dated September 24, 1985 is terminated with effect on and after the date of the execution of this Agreement and that such agreement as so amended shall have no further force or effect save with respect to any matter arising prior to such date of termination.

6.5 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date of execution above written.

The Common Seal of NEWHAWK

GOLD MINES LTD. .

was hereunto affixed in the

presence of:

This is page 12 of an Agreement made as of the 31st day of December, 1990, between Newhawk Gold Mines Ltd., Granduc Mines Limited and Grace Dawson,

2100 ONE BENTP.LL CENTRE

505 BURRARD STREET

VANCOUVER, B.C. V7X 1R.

(604) 683-6911

Occupation

SCHEDULE "A"
XRAY 2	Record No. 1862
	Anniversary date	12 October
XRAY 6	Record No. 1866
	Anniversary date	12 October
XRAY 8	Record No. 1868
	Anniversary date	12 October

THIS AGREEMENT made the 3rd day of February, 1992.

BETWEEN:

NEWHAWK GOLD MINES LTD.,

a company incorporated under the laws of the Province of British Columbia and having its principal office at #860 - 625 Howe Street, Vancouver, British Columbia V6C 2T6

(hereinafter called "Newhawk")

OF THE FIRST PART

AND:

PLACER DOME INC.,

a company formed by amalgamation under the laws of Canada and having its registered office at 1600 - 1055 Dunsmuir Street, Vancouver, British Columbia V7X lPl

(hereinafter called "PDI")

OF THE SECOND PART WHEREAS:

A.

Newhawk is the registered and beneficial owner of, or has contractual rights to acquire, a fifty percent (50%) undivided interest in and to the Tedray 13 mineral claim and a one hundred percent (100%) undivided interest in and to certain other mineral claims located in the Skeena Mining Division of British Columbia, which claims are more particularly described in Schedule "A" attached hereto and outlined in red on the map attached hereto as Schedule "B" (hereinafter collectively called the "Claims");

B.

Newhawk wishes to sell the Claims to PDI, and PDI wishes to purchase the Claims from Newhawk, on the terms and conditions and for the consideration hereinafter specified.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these premises, and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.

REPRESENTATIONS AND WARRANTIES OF NEWHAWK

1.01

Newhawk represents and warrants to and covenants with PDI as Follows, with the intent that PDI shall rely thereon in entering into this Agreement and concluding the purchase and sale contemplated in Section 3 hereof:

(a)

Newhawk is a company duly incorporated under the laws of the Province of British Columbia, validly exists and is in good standing with respect to the filing of annual reports with the British Columbia Registrar of Companies;

(b)

Newhawk has the full right and authority to enter into this Agreement and the making and performance by Newhawk of this Agreement will not violate any provision of applicable law, or result in a breach of or constitute a default under Newhawk's constating documents or any other agreement to which Newhawk is a party;

(c)

Newhawk is a resident of Canada for the purposes of the Income Tax Act of Canada;

(d)

The Claims and Newhawk's interest therein do not constitute the whole or substantially the whole of Newhawk's undertaking;

( e)

Newhawk is the recorded holder of a 100% interest, and the beneficial owner of an undivided sixty percent (60%) interest, in and to the Claims (other than the Tedray 13 Claim, and the Ross Claims as defined in Schedule “C” attached hereto);

(f)

Newhawk holds a valid and enforceable option (subject to creditors' laws and the discretionary nature of equitable remedies) to earn a 60% undivided beneficial interest in the Ross Claims, and Granduc Mines Limited (hereinafter called "Granduc") holds a valid and enforceable option (subject to creditors' laws and the discretionary nature of equitable remedies) to earn a 40% undivided beneficial interest in the Ross Claims;

(g)

With respect to the Tedray 13 Claim, Newhawk is the

recorded holder of a 100% interest and the beneficial owner

of an undivided 30% interest and Granduc is the beneficial

owner of an undivided 20% interest therein.

(a)

Newhawk holds a valid and enforceable option (subject to creditors' laws and the discretionary nature of equitable remedies) from Granduc to acquire, prior to or concurrently with the conclusion of the sale and purchase hereunder, Granduc's 20% undivided interest in the Tedray 13 Claim and Granduc's 40% undivided interest in the other Claims, including (subject to the receipt of the prior written consent of Donald F. Ross pursuant to the Ross Agreement) Granduc's right to earn a 40% undivided beneficial interest in the Ross Claims;

(b)

Newhawk has not done anything or omitted to do anything whereby the Claims or any portion thereof is or could be encumbered and, to the best of Newhawk's knowledge, information and belief, the Claims and Newhawk's interest therein (which, on the Closing Date, for purposes of this warranty is deemed to be a 50% undivided beneficial interest in the Tedray 13 Claim, the right to acquire a 100% undivided beneficial interest in the Ross Claims and a 100% recorded and undivided beneficial interest in the remaining Claims) are free and clear of all liens, encumbrances and charges, other than liens for taxes not yet due, other inchoate liens and the two agreements (hereinafter collectively called the "Underlying Agreements" or, severally, the "Ross Agreement" and the

"Dawson Agreement") which are more particularly described in Schedule "C" attached hereto;

(j)

the surveyed Claims (being generally the south half of the Claims and in particular those Claims bordering the Kerr property) and, to the best of Newhawk's knowledge, information and belief, the non-surveyed Claims, have been duly recorded and validly located in accordance with the Mineral Tenure Act (British Columbia) or its predecessor legislation, with all assessment work (or cash in lieu) due thereon having been properly paid and recorded and such Claims are shown in the office of the Gold Commissioner for the Skeena Mining Division as being in good standing until the dates shown in Schedule "A" hereto;

(k)

to the best of Newhawk's knowledge, information and belief, there are no adverse claims or challenges to or against the ownership of, or title to, the Claims and substances thereon, nor is there any basis therefor, and, except for the Underlying Agreements, there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof, and, except for Grace Dawson pursuant to the Dawson Agreement, no person has any royalty or other interest whatsoever in production from the Claims or any portion thereof;

(1)

to the best of Newhawk's knowledge, information and belief:

(i)

there are no actions, suits, disputes, judgments, orders, proceedings or investigations pending, threatened or current against or affecting the Claims or substances thereon, or any portion thereof, at law or in equity, before any court, administrative agency or other tribunal or any governmental authority; and

(ii)

there are no facts pertaining to the Claims and substances thereon which, if known to PDI, might reasonably be expected to deter PDI from completing the transactions contemplated hereby;

which have not been disclosed in writing to PDI; and

(m)

to the best of Newhawk's knowledge, information and belief, there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Claims and the conduct of the operations related thereto, nor has Newhawk received any notice of the same; and

(n)

the Underlying Agreements are properly described in Schedule "C" hereto, have not been amended, are in good standing and all obligations thereunder have been fully and properly performed and there is no existing or anticipated default thereunder nor, to the best knowledge, information and belief of Newhawk, are there any grounds therefor.

1.02

The representations and warranties by Newhawk contained in this Agreement shall be true at and as of the Closing Date (as hereinafter defined) as though such representations and warranties were made at and as of the Closing Date. Notwithstanding any investigations or inquiries made by PDI prior to the Closing Date or the waiver of any condition by PDI, the representations and warranties of Newhawk shall survive the Closing Date and, notwithstanding the completion of the purchase and sale herein provided for, shall continue in full force and effect and Newhawk shall indemnify and save harmless PDI against and from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any such representation or warranty. Notwithstanding the foregoing, the obligation of Newhawk to indemnify PDI in respect of any breach of those representations and warranties referred to in paragraphs 1.01(e), (f), (g), (h), (i), (j), (k), (1) and (n), shall be limited to an amount not to exceed, in the aggregate, Seven Million Two Hundred Thousand Dollars ($7,200,000).

2.

REPRESENTATIONS AND WARRANTIES OF PDI

2.01

PDI represents and warrants to and covenants with Newhawk as follows, with the intent that Newhawk shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated in Section 3 hereof:

(a)

PDI is a company duly amalgamated under the laws of Canada, validly exists, is extra-provincially registered in British Columbia and is in good standing with respect to both the filing of annual returns and financial statements required to be sent to the Director, Corporations Branch, Consumer and Corporate Affairs, Canada and the filing of extraprovincial annual reports with the British Columbia Registrar of Companies;

(b)

PDI has the full right and authority to enter into this Agreement and the making and performance by PDI of this Agreement will not violate any provision of applicable law, or result in a breach or constitute a default under PDI's constating documents or any other agreement to which PDI is a party;

(c)

PDI is a resident of Canada for the purposes of the Income Tax Act of Canada; and

(d)

PDI holds a valid free miner's certificate issued under the Mineral Tenure Act (British Columbia).

2.02 The representations and warranties by PDI contained in this Agreement shall be true at and as of the Closing Date (as hereinafter defined) as though such representations and warranties were made at and as of the Closing Date. Notwithstanding any investigations or inquiries made by Newhawk prior to the Closing Date or the waiver of any condition by Newhawk, the representations and warranties of PDI shall survive the Closing Date, and notwithstanding the completion of the purchase and sale herein provided for, shall continue in full force and effect and PDI shall indemnify and save Newhawk harmless against and from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any such representation or warranty.

3.

PURCHASE AND SALE

3.01

For the purposes of this Agreement, "Closing Date" shall mean the business day, after the date on which all approvals and consents required pursuant to paragraphs 5.01(b) and (d) hereof have been obtained by Newhawk, which the parties mutually agree upon as the closing date for the sale and purchase hereunder. Closing will take place at 10:00 a.m. on the Closing Date at the offices of Smith, Lyons, Torrance, Stevenson & Mayer, 550 - 999 Canada Place, Vancouver, or such other place or time as may be agreed in writing.

3.02

Subject to the terms and conditions herein contained, Newhawk agrees to sell to PDI, and PDI agrees to purchase from Newhawk, a fifty percent (50%) undivided interest in the Tedray 13 Claim and a one hundred percent (100%) undivided interest in the other Claims (including all the rights of Newhawk to earn an aggregate 100% interest in the Ross Claims), together with the information referred to in Section 4 hereof, on the Closing Date for the total purchase price of Seven Million Two Hundred Thousand Dollars ($7,200,000).

3.03

On the Closing Date, Newhawk shall execute and deliver to PDI

(a)

transfer documents in recordable form as required by the Mineral Tenure Act (British Columbia), conveying to PDI a one hundred percent (100%) recorded and beneficial interest in the Claims (other than the Ross Claims and the Tedray 13 Claim), a one hundred percent (100%) recorded interest only in the Ross Claims, and a one hundred percent (100%) recorded and a fifty percent (50%) beneficial interest in the Tedray 13 Claim;

(b)

an assignment in recordable form, assigning to PDI all the rights, benefits and interest of Newhawk (including the rights, benefits and interest acquired from Granduc) in the claims subject to the Ross Agreement, and containing an assumption by PDI of the obligations of Newhawk pursuant to the Ross Agreement in respect of the Ross Claims, and an indemnity of PDI in respect thereof in favour of Newhawk;

(c)

a memorandum of understanding, in a form to be agreed by the parties, setting forth the terms on which the claims subject to the Ross Agreement (other than the Ross Claims) are assigned and transferred to PDI under paragraph 3.03(b),and containing terms relating to the administration of the Ross Agreement;

(a)

a consent, signed by Donald F. Ross, to the assignment referred to in paragraph 3.03(b);

(b)

an assignment, in recordable form, assigning to PDI all the rights, benefits and interest of Newhawk (including the rights, benefits and interest acquired from Granduc) in respect of the XRAY Claims (as defined in Schedule "C" hereto) pursuant to the Dawson Agreement, and containing an assumption by PDI of the obligations of Newhawk in respect of the XRAY Claims pursuant to the Dawson Agreement and an indemnity of PDI in respect thereof in favour of Newhawk;

(f)

a memorandum of understanding, in a form to be agreed by the parties, relating to the administration of the Dawson Agreement; and

(g)

a statement, certified by an officer of Newhawk and dated the Closing Date, stating that the representations and warranties in subsection 1.01 are true and correct as of the Closing Date, in accordance with paragraph 5.01(a) hereof;

and PDI shall execute and deliver to Newhawk the assumption agreements referred to in paragraphs (b) and (e) of this subsection, the memoranda referred to in paragraphs (c) and (f) of this subsection and two certified cheques or bank drafts in the aggregate sum of Seven Million Two Hundred Thousand Dollars ($7,200,000), made payable as follows: one to Newhawk in the sum of Three Million Seven Hundred Thousand One Hundred Dollars ($3,700,100) and one to Granduc in the sum of Three Million Four Hundred and Ninety-nine Thousand Nine Hundred Dollars ($3,499,900).

1.

RIGHT TO TECHNICAL DATA

On or prior to the Closing Date, Newhawk shall deliver to PDI all reports, maps, drill logs, assay results and other relevant or related technical data, all written records and information respecting the Claims and substances thereon, together with all available drill cores, sample pulps and rejects, which are in the possession of or available to Newhawk. Newhawk may retain copies of all such data for its own use absolutely, and in no event will Newhawk or Granduc be responsible for or under any obligation to PDI, except pursuant to Section 7 hereof, as a result of the retention and use of such data,

2.

CONDITIONS PRECEDENT FOR PURCHASER

5.01 The obligations of PDI and Newhawk to carry out the terms of this Agreement and to complete the purchase of the Claims are subject to each of the following conditions:

(a)

on the Closing Date, the warranties and representations of Newhawk as set forth in subsection 1.01 of this Agreement shall be true in every particular as if such warranties and representations had been made by Newhawk on the Closing Date;

(b)

all required corporate and regulatory approvals to this Agreement shall have been obtained;

(c)

the purchase of Granduc's interest in the Claims, including Granduc's right to earn an interest in the Ross Claims, shall have been completed or shall have closed in escrow pending the closing in escrow of the sale and purchase contemplated hereby; and

(d)

the consent of Donald F. Ross to the assignment to PDI of all the rights, benefits and interest of Newhawk and Granduc in respect of the claims subject to the Ross Agreement, pursuant to the Ross Agreement, shall have been obtained.

5.02

The conditions set forth in subsection 5.01 of this Agreement are for the benefit of PDI and may be waived by PDI in whole or in part on or before the Closing Date but, save as so waived, the completion of the purchase of the Claims by PDI shall not prejudice or affect in any way the rights of PDI with respect to the warranties and representations of Newhawk set forth in subsection 1.01 of this Agreement and. the representations, warranties and indemnities of Newhawk set forth in subsections 1.01 and 1.02 hereof shall survive the Closing Date and the payment of the purchase price.

5.03

The conditions set forth in subsection 5.01 of this Agreement are for the benefit of Newhawk and may be waived by Newhawk in whole or in part on or before the Closing Date but, save as so waived, the completion of the purchase of the Claims by Newhawk shall not prejudice or affect in any way the rights of Newhawk with respect to the warranties and representations of PDI set forth in subsection

2.01 of this Agreement and the representations, warranties and indemnities of PDI set forth in subsections 2.01 and 2.02 hereof shall survive the Closing Date and the payment of the purchase price.

1.

NOTICE

6.01 Any notice, request, demand or other communication (a "Notice") given hereunder by either party to the other party hereto, in any capacity, shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telecopied or delivered by hand to, the address of the other party hereinafter set forth:

If to PDI:

If to Newhawk:

Placer Dome Inc.

Newhawk Gold Mines Ltd.

1600 - 1055 Dunsmuir Street

860 - 625 Howe Street

Vancouver, B.C.

Vancouver, B.C.

V7N 1P1

V6C 2T6

Attention: The Secretary

Attention: Fred G. Hewett, P.Eng.

Fax: {604) 684-7261

Vice-President

Fax: 689-5041

or at such substitute address as the other party may from time to time direct in writing, and any such Notice shall be deemed to have been received, if delivered or telexed, on the next business day after the date of dispatch and, if mailed, on the tenth business day after the date of posting thereof.

6.02 If at the time of mailing or telexing any Notice there is in effect any industrial dispute, natural disaster or other event which may delay the receipt of such Notice, the same shall only be effective if delivered by hand.

2.

CONFIDENTIALITY

7.01 Both parties (but with respect to PDI, only until completion of the sale and purchase hereunder), shall treat all data, reports, records and other information relating to the Claims as confidential. The text of any news release or any other public statement, other than those required by law or regulatory bodies or stock exchanges, which a party desires to make shall be sent to the other party for review prior to publication and shall not include references to the other party unless such party has given its prior consent in writing or, in the opinion of counsel, such disclosure is necessary. The text of any disclosure which a party is required to make by law, by regulatory bodies or stock exchanges shall be sent to the other party prior to the filing in order that the other party may have the opportunity to comment thereon, and any reasonable changes requested shall be incorporated into the disclosure document.

7.02 Neither party shall be liable to the other for the fraudulent or negligent disclosure of any information by any of its employees, servants or agents, provided that such party has taken all reasonable steps to ensure the preservation of the confidential nature of such information.

1.

ASSIGNMENT

Neither party shall be entitled to assign any of its rights, benefits or interest hereunder without the prior written consent of the other party hereto, such consent not to be unreasonably withheld.

2.

GENERAL

9.01

Further Assurances

Each party hereto shall do and provide all acts and things and shall execute such deeds, bills of sale, assignments, endorsements and instruments, and evidences of transfer and shall give such assurances as shall be necessary or appropriate in connection with the performance of this Agreement.

9.02

Schedules

All Schedules attached to this Agreement are incorporated herein and form part of this Agreement.

9.03

Governing Law

This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia, Canada.

9.04

Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

9.05

Alterations

No alteration, amendment, modification or interpretation of any provisions of this Agreement shall be binding unless in writing and executed by each of the parties hereto.

9.06

Entire Agreement

This Agreement contains the entire understanding between the parties hereto dealing with the subject matter hereof and entirely supersedes all negotiations, correspondence, letters of intent, letters, prior agreements or understandings relating thereto.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL OF

)

PLACER DOME INC. was

)

hereunto affixed in the

)

presence of:

)

/s/_____________________

)

c/s

VICE-PRESIDENT

)

THE CORPORATE SEAL OF

)

NEWHAWK GOLD MINES LTD. was

)

hereunto affixed in the

)

presence of:

)

)

c/s

)

This is Page 14 of the Agreement made the 3rd day of February, 1992 between Newhawk Gold Mines Ltd. and Placer Dome Inc.

SCHEDULE A SULPHURETS PROPERTY
GROUP	CLAIM	RECORD NO.	UNITS	DUE DATE
(A) SULPHURETS J.V.
Sulphside 2	Ed No. 1	250377	2	Aug. 26,	2001
Sulphside 2	Ed No. 2	250378	1	Aug. 26,	2001
Sulphside 1	Ice 1	250888	2	June 30,	2001
Sulphside 1	Ice 2	250889	3	June 30,	2001
Sulphside 1	Ice 3	250937	2	Nov. 3,	2001
Sulphside 1	Ice 4	250987	12	June 30,	2001
Sulphside 1	Iron Cap I	250396	2	Sept. 7,	2001
Sulphside 1	Iron Cap II	250397	1	Sept. 7,	2001
Sulphside 1	Iron Cap Ill	250398	2	Sept. 7,	2001
Sulphside 1	Iron Cap 4	250886	1	June 30,	2001
Sulphside 1	Iron Cap 5	250887	1	June 30,	2001
Sulphside 1	Iron Cap 6	250913	2	Sept. 23,	2001
Sulphside 1	Iron Cap 7	250914	2	Sept. 23,	2001
Sulphside 2	Sulphurets 1 Fr.	250911	1	Sept. 23,	2001
Sulphside 1	Sulphurets 2 Fr.	250912	1	Sept. 23,	2001
Sulphside 1	Sulphurets 3 Fr.	250938	1	Nov. 3,	2001
Sulphside 1	Tedray No. 1	250379	2	Aug. 26,	2001
Sulphside 1	Tedray No. 2	250380	1	Aug. 26,	2001
Sulphside 1	Tedray No. 3	250381	3	Aug. 26,	2001
Sulphside 2	Tedray No. 6	250382	15	Aug. 26,	2001
Sulphside 2	Tedray No. 7	250383	2	Aug. 26,	2001
Sulphside 2	Tedray No. 8	250384	1	Aug. 26,	2001
Sulphside 1	Xray 1	250817	1	Oct. 12,	2001
Sulphside 1	Xray 2*	250818	2	Oct. 12,	2001
Sulphside 1	Xray 3	250819	2	Oct. 12,	2001
Sulphside 1	Xray 4	250820	6	Oct. 12,	2001
Sulphside 1	Xray 5	250821	2	Oct. 12,	2001
Sulphside 1	Xray 6*	250822	2	Oct. 12,	2001

SCHEDULE A SULPHURETS PROPERTY
GROUP	CLAIM	RECORD NO.	UNITS	DUE DATE
Bruceside 1	Marmont Fr.	302498	1	July 11, 2001
Bruceside 1	Tedray No. 10	250386	3	Aug. 26, 2001
Sulphside 2	Tedray No. 9	250385	9	Aug. 26, 2001
Sulphside 2	Tedray No. 11	250387	4	Aug. 2.6, 2001
Sulphside 2	Tedray 14	250890	2	June 30, 2001
Sulphside 2	Tedray 15	250915	4	Sept. 23, 2001
Sulphside 2	Tedray 16	250933	12	Nov. 3, 2001
Sulphside 2	Tedray 17	250934	4	Nov. 3, 2001
Sulphside 2	Tedray 18	250935	4	Nov. 3, 2001
Sulphside 2	Tedray 19	250936	2	Nov. 3, 2001
Sulphside 1	OK# 1	251280	18	Dec. 10, 2001
Sulphside 1	OK#2	251281	20	Dec. 10, 2001
(B) TEDRAY OPTION
	Tedray 13	250389	8	Aug. 26, 2000
(C) ROSS OPTION
Sulphside 1	Arbee #35	254756	1	June 16, 2001
Sulphside 1	Arbee #39	254757	1	June 16, 2001
Sulphside 1	Arbee #54	254758	1	June 14, 2001
Sulphside 1	Arbee #55	254759	1	June 16, 2001

SCHEDULE "B"

SCHEDULE "C"
Description of Underlying Agreements

(1)

Agreement made as of June 4, 1991 among Donald F. Ross, Newhawk Gold Mines Ltd. and Granduc Mines Limited covering the Arbee #35, Arbee #39, Arbee #54 and Arbee #55 claims (hereinafter called the "Ross Claims"), and two additional claims, all as more particularly described in Schedule "A" attached thereto (hereinafter called the "Ross Agreement").

(2)

Agreement made as of December 31, 1990 among Grace Dawson, Newhawk Gold Mines Ltd. and Granduc Mines Limited covering the XRAY #2 and XRAY #6 claims (hereinafter called the "XRAY Claims"), and one additional claim, all as more particularly described in Schedule "A" attached thereto (hereinafter called the "Dawson Agreement").

MEMORANDUM OF UNDERSTANDING

THIS MEMORANDUM. OF UNDERSTANDING made and entered into in the City of Vancouver, British Columbia this 4th day of February, 1992 by and between PLACER DOME INC., of #1600 - 1055 Dunsmuir Street, Vancouver, British Columbia V7X 1P1 ("Placer") and NEWHAWK GOLD MINES LTD., of #860 - 625 Howe Street, Vancouver, British Columbia V6C 2T6 ("Newhawk").

WHEREAS pursuant to an agreement made December 31, 1990 among Grace Dawson, as Vendor ("Dawson"), and Newhawk and Granduc Mines Limited ("Granduc"), as purchasers (the "Dawson Agreement"), Newhawk (as to a 60% undivided beneficial interest) and Granduc (as to a 40% undivided beneficial interest) acquired a 100% undivided right, title and interest in and to certain mineral claims situate in the Skeena Mining Division, Province of British Columbia, as more particularly set forth and described in Schedule "A" attached hereto (which, together with any successor or substitute mineral title in respect thereof are hereafter referred to collectively as the "Claims") in consideration of, inter alia, the agreement of Newhawk and Granduc to pay to Dawson a net smelter return royalty equal to two (2%) percent of one-half (1/2) of the net smelter returns received by Newhawk and Granduc from the sale of all ores, metals and concentrates from the Claims, to a maximum of $650,000 (U.S.) less all purchase monies and advance royalties (being $5,000 (U.S.) per year commencing on December 15, 1991), subject to a minimum royalty payment of $5,000 (U.S.) per year after the commencement of commercial production and a royalty buyout of $450,000 (U.S.) ("Dawson Royalty"), all upon the terms and conditions more particularly set forth in the Dawson Agreement;

AND WHEREAS pursuant to an agreement of purchase and sale dated the 4th day of February, 1992 by and between Granduc and Newhawk (the "Granduc Sale Agreement"), Granduc agreed to sell, assign and transfer all of its right, title and interest in and to, inter alia, the Dawson Agreement and the Claims to Newhawk upon the terms and conditions more particularly set forth in the Granduc Sale Agreement, and in pursuance of the provisions thereof has assigned, transferred and set over all of its right, title and interest therein pursuant to an assignment agreement made between Newhawk and Granduc and dated as of the 4th day of February, 1992;

AND WHEREAS pursuant to an agreement of purchase and sale made the 3rd day of February, 1992 by and between Newhawk and Placer (the "Placer Purchase Agreement"), Placer agreed to purchase all of the right, title and interest of Newhawk in and to certain mineral claims comprised in the Claims, such claims being more particularly set forth and described in Part I of Schedule "A" (the "PCI Claims") upon the terms and conditions more particularly set forth in the Placer Purchase Agreement, and in pursuance of such agreement Newhawk has made and delivered to Placer an assignment and transfer of all of its right, title and interest in and to the Dawson Agreement insofar as it relates to the PDI Claims, and the

PDI Claims, dated the 4th day of February, 1992 (the "Ross Assignment");

AND WHEREAS Newhawk will be retaining all of its 100% recorded and beneficial interest in and to the Dawson Agreement insofar as it relates to the Claims other than the PDI Claims (the "Remaining Claim"), which Remaining Claim is more particularly set forth and described in Part II of Schedule "A", and Newhawk and Placer now wish to set forth their understanding with respect to their respective rights and obligations regarding the Dawson Royalty, the Dawson Agreement and the Claims.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the execution and delivery of the Dawson Assignment by Newhawk to Placer and the delivery by Newhawk of a recordable transfer transferring to Placer a 100% recorded and beneficial interest in and to the PDI Claims (the "Transfer"), Newhawk and Placer agree each with the other as follows:

1.

Placer hereby accepts the transfer to it of the PDI Claims pursuant to the Ross Assignment and the Transfer upon the terms and conditions hereinafter set forth and in the recitals hereto, which recitals are binding and contractual and not mere recitals.

2.

For so long as each of Placer and Newhawk desire to maintain their interests in the respective mineral claims comprised in the Claims beneficially held by each and until a notice of intention to abandon is delivered by either or both pursuant to subparagraph 5(a), Placer will pay two-thirds, and Newhawk will pay one-third, of all advance royalty payments due to Dawson pursuant to subparagraph 4.5 of the Dawson Agreement (the "Advance Royalty Payments"). So long as Placer has not delivered a notice of intention to abandon pursuant to subparagraph 5(a), Placer will be responsible for delivering all payments to Dawson, and Newhawk will deliver to Placer, by way of cash, cheque or bank draft, Newhawk's one-third share of all Advance Royalty Payments within three business days following notice from Placer, such notice to be given by Placer no more than 10 business days prior to the due date for each such payment.

3.

So long as Newhawk has not delivered a notice of intention to abandon pursuant to subparagraph 5(a), Newhawk will be obligated to pay its one-third share of all Advance Royalty Payments due to Dawson as provided in paragraph 2. If Newhawk fails to deliver any such payment to Placer when due, such failure wi7L1 constitute a default hereunder and, if such default is not cured by Newhawk within five business days of Newhawk receiving a notice of default from Placer, Newhawk will be deemed to have assigned to Placer all of its right, title and interest in and to

4.

the Remaining Claim and the Dawson Agreement, and Placer will have no further obligations to Newhawk hereunder.

1.

 In respect of the PDI Claims and the Remaining Claim, respectively, Placer and Newhawk will be solely responsible for either carrying out sufficient work which qualifies as assessment work pursuant to the Mineral Tenure Act (B.C.), or paying cash in lieu thereof, so as to maintain such mineral claims in good standing. At the request of a party, the other party will execute and deliver such notices, forms and other documents as may be required to permit the requesting party to group the Remaining Claim or PDI Claims, as appropriate, with other adjacent mineral claims held by the requesting party. Each of Placer and Newhawk will comply with the terms and conditions of the Dawson Agreement with respect to their respective Claims, and take all such steps as may be reasonably necessary to ensure that their respective activities with respect to their respective Claims do not constitute a default or give to Dawson the right to assert a default under, or give to Dawson the right to terminate, the Dawson Agreement.

2.

 Should either Placer or Newhawk wish to abandon the mineral claims comprised in the Claims beneficially held by them, the following provisions will govern:

(a)

if a party wishes to abandon mineral claims comprised in the Claims beneficially owned by it, it will provide such notice of abandonment on or before October 15th in any year, and failure to deliver such notice by such date will be deemed an irrevocable commitment and election by such party to make its proportionate share of the Advance Royalty Payment due to Dawson on the next December 15th; and

(b)

unless the other party has also delivered a notice of intention to abandon, the party wishing to abandon its interest in its Claims will deliver by November 1 in any year a duly executed and recordable transfer of a 100% right, title and interest in and to its Claims in favour of. the other and a duly executed assignment in recordable form assigning to and in favour of the other all of the abandoning party's right, title and interest in and to the Dawson Agreement accompanied by all information and data with respect to the Claims in the possession or control of such party, and this agreement will thereupon terminate.

If both parties agree to abandon the Claims by notices delivered in accordance with subparagraph 5(a), the parties will forthwith enter into negotiations with Dawson with a view to terminating the Dawson Royalty in exchange for the transfer of the Claims to Dawson, and any costs incurred and, if additional consideration is required to be paid by the parties to Dawson, such additional consideration will be paid as to one-half (1/2) by Placer and as to one-half (1)2) by Newhawk.

1.

Each party will be responsible for paying to Dawson any royalty payments (other than Advance Royalty Payments) due in respect of the Claims beneficially owned by it, including any minimum royalty payments pursuant to subparagraph 4.6 of the Dawson Agreement (the "Minimum Royalty Payment"), provided that if both parties have achieved commercial production (as defined in the Dawson Agreement) on their respective Claims, then any Minimum Royalty Payments will be paid two-thirds (2/3) by Placer and one-third (1/3) by Newhawk.

7.

If either party wishes to purchase the Dawson Royalty(the "Purchasing Party") from Dawson pursuant to subparagraph 4.4 of the Dawson Agreement, then it may do so at its own expense, but upon such purchase being completed, unless otherwise agreed between the parties, the other (non-purchasing) party (the "Other Party") must, by notice within thirty (30) days of such completion, elect whether to:

(a)

transfer 100% of its right, title and interest in and to the Claims beneficially owned by it and in the Dawson Agreement to the Purchasing Party;

(b)

pay the Dawson Royalty with respect to the Claims beneficially owned by the Other Party (including, if applicable, any Advance Royalty Payments) to the Purchasing Party up to a maximum of:

(i)

if the Purchasing Party is Placer, one-third (1/3) of $450,000 (U.S.), less all amounts previously paid by Newhawk to Dawson pursuant to the Dawson Agreement, or

(ii)

if the Purchasing Party is Newhawk, two-thirds

(2/3) of $450,000 (U.S.), less all amounts previously paid by Placer to Dawson pursuant to the Dawson Agreement; or

(c) pay to the Purchasing Party:

 (i) if the Purchasing Party is Placer, an amount equal to one-third (1/3) of the amount paid by Placer to Dawson pursuant to subparagraph 4.4 of the Dawson Agreement, or

(ii)

if the Purchasing Party is Newhawk, an amount equal to two-thirds (2/3) of the amount paid by Newhawk to Dawson pursuant to subparagraph 4.4 of the Dawson Agreement;

and upon such election being made, the parties will forthwith enter into, execute, and deliver formal agreements giving effect to such election and complete any transactions thereby required.

1.

Neither Placer nor Newhawk will assign any of their right, title and interest in and to the Dawson Agreement and the Claims without the consent of the other, such consent not to be unreasonably withheld, and in any event until the proposed transferee or assignee has entered into, executed and delivered to the remaining party a binding agreement, in form satisfactory to the remaining party, agreeing to assume the obligations of the transferring party hereunder and to be bound by this agreement.

2.

Each party will defend, indemnify and save harmless the other with respect to any default by such party in the performance of its obligations and duties hereunder.

3.

All notices hereunder will be in writing and delivered in accordance with the notice provisions of the Placer Purchase Agreement.

IN WITNESS WHEREOF the parties have executed and delivered this Memorandum of Understanding under their corporate seals in the presence of their duly authorized officers in that behalf as of the date and year first above written.

The Corporate Seal of PLACER

)

DOME INC. was hereunto affixed

)

in the presence of:

)

)

)

c/s

 /s/

)

Authorized Signatory VICE PRESIDENT

)

)

 /s/

)

Authorized Signatory VICE PRESIDENT

)

The Corporate Seal of PLACER

)

DOME INC. was hereunto affixed

)

in the presence of:

)

)

SCHEDULE "A"

Located Mineral Claims, Skeena Mining Division, British Columbia PART I:

PDI CLAIMS

		No. of	Expiry
Claim Name	Record No.	Units	Date

Xray 2	250818	2	Oct. 12, 2001
Xray 6	250822	2	Oct. 12, 2001

PART II:

REMAINING CLAIM

		No. of	Expiry
Claim Name	Record No.	Units	Date

Xray 8	250824	2	Oct. 12, 2001

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT MADE THE 4th DAY OF FEBRUARY, 1992

BETWEEN:

PLACER DOME INC.

a company formed by amalgamation under the laws of Canada and having registered office at 1600 -1055 Dunsmuir Street, Vancouver, British Columbia V7X 1P1

(hereinafter called "Placer")

OF THE FIRST PART

AND:

NEWHAWR GOLD MINES LTD.

a company incorporated under the laws of the Province of British Columbia and having its principal office at #860 - 625 Howe Street, Vancouver, British Columbia V6C 2T6

(hereinafter called "Newhawk")

OF THE SECOND PART WHEREAS :

A.

Pursuant to a sale and purchase agreement made between Placer and Newhawk as of February 3, 1992 (the "Purchase Agreement"), Placer agreed to purchase all of the right, title and interest of Newhawk in and to certain claims, more particularly described in Part I of Schedule "A" attached hereto (the "PDI Claims"), which are subject to an underlying agreement made as of December 31, 1990 among Newhawk, Granduc Mines Limited ("Granduc") and Grace Dawson (the "Dawson Agreement");

B.

By Memorandum of Understanding made as of February 4, 1992 (the "Memorandum"), Placer and Newhawk agreed on certain terms and conditions relating to the administration of the Dawson Agreement, the PDI Claims and the remaining claims subject to the Dawson Agreement, more particularly described in Part II of Schedule "A" attached hereto (the "Remaining Claims");

C.

C.

Pursuant to the Purchase Agreement, Placer agreed to assume the obligations of Newhawk pursuant to the Dawson Agreement in respect of the PDI Claims only, and to indemnify Newhawk against any breach thereof by Placer.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, the mutual covenants herein. contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties), the parties hereto agree as follows:

1.

Newhawk hereby assigns, transfers and conveys to Placer all of its rights, benefits and interest (which include all of the rights, benefits and interest acquired from Granduc) in and to the PDI Claims and the Dawson Agreement insofar as it relates to the PDI Claims, and agrees to deliver to Placer, upon the execution of this Agreement, recordable transfers transferring to Placer a 100% recorded and undivided beneficial interest in the PDI Claims.

2.

Placer hereby assumes, effective as of the date hereof, the obligations of Newhawk in respect of the PDI Claims only pursuant to the Dawson Agreement, and agrees to hold harmless and indemnify, from and after the date hereof, Newhawk and its respective successors and permitted assigns, from and against all loss, damage, costs, actions and suits arising out of or in connection with any breach by Placer of any such obligation in respect of the PDI Claims. Notwithstanding the foregoing:

(a)

if Placer acquires the Remaining Claims pursuant to paragraphs 3 or 5(b) of the Memorandum, this indemnity will extend and apply to all of the

Dawson Agreement and the Remaining Claims; and

(b)

if Newhawk acquires the PDI Claims pursuant to paragraph 5(b) of the Memorandum, this indemnity will cease to apply after the date of such acquisition by Newhawk.

3.

It is acknowledged and agreed that the Memorandum and this Agreement are supplementary and collateral agreements.

4.

All notices hereunder shall be in writing and delivered in accordance with the notice provisions of the Purchase Agreement.

5.

Neither party shall be entitled to assign any of its rights, benefits or interest hereunder without the prior

SCHEDULE "A"

PART I

Claim Name	Record Number	No. of Units	Expiry Date

XRAY 2	250818	2	October 12, 2001
XRAY 6	250822	2	October 12, 2001

All located in the Skeena Mining Division of British Columbia

PART II

Claim Name	Record Number	No. of Units	Expiry Date

XRAY 8	250824	2	October 12, 2001

All located in the Skeena Mining Division of British Columbia